                                                                    Exhibit 4fl

                                                          [Form of Debt Warrant
                                                    Agreement for Warrants Sold
                                                    Attached to Debt Securities]



                             FORTUNE BRANDS, INC.

                                      and

                             ____________________,

                               as Warrant Agent

                        _______________________________

                            DEBT WARRANT AGREEMENT

                          Dated as of _______________

                       ________________________________

                        Warrants to Purchase __________

                           _________________________

                             TABLE OF CONTENTS/*/
                             --------------------

                                                                        Page
                                                                        ----
ARTICLE I  ISSUANCE OF WARRANTS [AND TEMPORARY
            GLOBAL SECURITY] AND EXECUTION AND
            DELIVERY OF WARRANT CERTIFICATES...........................   2

SECTION 1.01.  Issuance of Warrants....................................   2
SECTION 1.02.  Execution and Delivery of Warrant Certificates..........   2
SECTION 1.03.  Issuance of Warrant Certificates........................   4
SECTION 1.04.  Temporary Global Security...............................   5

ARTICLE II  WARRANT PRICE, DURATION AND EXERCISE OF WARRANTS...........   6

SECTION 2.01.  Warrant Price...........................................   6
SECTION 2.02.  Duration of Warrants....................................   6
SECTION 2.03.  Exercise of Warrants....................................   6

ARTICLE III  OTHER PROVISIONS RELATING TO RIGHTS
              OF HOLDERS OF WARRANT CERTIFICATES.......................  11

SECTION 3.01.  No Rights as Warrant Securityholder
                  Conferred by Warrants or Warrant
                  Certificates.........................................  11
SECTION 3.02.  Lost, Mutilated, Stolen or
                  Destroyed Warrant Certificates.......................  11
SECTION 3.03.  Enforcement of Rights...................................  12
SECTION 3.04.  Merger, Consolidation, Conveyance or Transfer...........  12

ARTICLE IV  EXCHANGE AND TRANSFER......................................  13

SECTION 4.01.  Exchange and Transfer...................................  13
SECTION 4.02.  Treatment of Holders of Warrant Certificates............  14
SECTION 4.03.  Cancellation of Warrant Certificates....................  15

ARTICLE V  CONCERNING THE WARRANT AGENT................................  16

/*/  The Table of Contents is not a part of the Agreement.

SECTION 5.01.  Warrant Agent...........................................  16
SECTION 5.02.  Conditions of Warrant Agent's Obligations...............  16
SECTION 5.03.  Resignation and Appointment of Successor................  18

ARTICLE VI  MISCELLANEOUS..............................................  20

SECTION 6.01.  Amendment...............................................  20
SECTION 6.02.  Notices and Demands to the Company and Warrant Agent....  20
SECTION 6.03.  Addresses...............................................  20
SECTION 6.04.  Applicable Law..........................................  21
SECTION 6.05.  Delivery of Prospectus..................................  21
SECTION 6.06.  Obtaining of Governmental Approval......................  21
SECTION 6.07.  Persons Having Rights Under Warrant Agreement...........  21
SECTION 6.08.  Headings................................................  21
SECTION 6.09.  Counterparts............................................  22
SECTION 6.10.  Inspection of Agreement.................................  22
SECTION 6.11.  Notices to Holders of Warrants..........................  22


EXHIBIT A   -  Form of Warrant Certificates [in Registered Form]

[EXHIBIT B  -  Form of Global Warrant Certificates in Bearer Form]

[EXHIBIT C  -  Form of Certificate to be Delivered to the Warrant Agent by the
               Euro-clear Operator or CEDEL]

[EXHIBIT D  -  Form of Warrant Exercise Notice]

                           DEBT WARRANT AGREEMENT/*/

          THIS AGREEMENT dated as of ____________ between FORTUNE BRANDS, INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), and _______________________________, a [bank] [trust company] duly incorporated and existing under the laws of _______________, as Warrant Agent (the "Warrant Agent"),

                             W I T N E S S E T H :
                             - - - - - - - - - -

          WHEREAS, the Company has entered into an Indenture dated as of [
], 1999, as amended (the "Indenture"), between the Company and [The Chase Manhattan Bank], as Trustee (the "Trustee"), providing for the issuance from time to time of its unsecured debt securities to be issued in one or more series as provided in the Indenture; and

          WHEREAS, the Company proposes to sell [Title of such debt securities being offered] (the "Offered Securities") with one or more warrants (the "Warrants") representing the right to purchase [title of such debt securities purchasable through exercise of Warrants] (the "Warrant Securities"), the Warrants to be evidenced by warrant certificates issued pursuant to this Agreement (the "Warrant Certificates"); and

          WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company in connection with the
______________________

 .    Complete or modify the provisions of this form as appropriate to reflect
     ------------------------------------------------------------------------
     the terms of the Warrants and Warrant Securities. Monetary amounts may be
     -------------------------------------------------------------------------
     in U.S. dollars, in a foreign currency or in a composite currency,
     -----------------------------------------------------------------
     including but not limited to the European Currency Unit.
     -------------------------------------------------------

     Bracketed language here and throughout this Agreement should be inserted as
     ---------------------------------------------------------------------------
     follows:
     -------

     1:   If Warrants are immediately detachable from the Offered Securities;
          -------------------------------------------------------------------
          and
          ---

     2:   If Warrants are detachable from the Offered Securities only after the
          ---------------------------------------------------------------------
          Detachable Date.
          ---------------
issuance, transfer, exchange, exercise and replacement of the Warrant Certificates, and in this Agreement wishes to set forth, among other things, the form[s] and provisions of the Warrant Certificates and the terms and conditions on which they may be issued, transferred, exchanged, exercised and replaced;

          NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                ISSUANCE OF WARRANTS AND EXECUTION AND DELIVERY
                            OF WARRANT CERTIFICATES

          SECTION 1.01.  Issuance of Warrants.  The Warrants shall be evidenced
                         --------------------
by one or more Warrant Certificates. Each Warrant evidenced thereby shall represent the right, subject to the provisions contained herein and therein, to purchase a Warrant Security in the principal amount of and shall be initially issued in connection with the issuance of the Offered Securities [1: and shall be separately transferable immediately thereafter] [2: but shall not be separately transferable until on and after , 19 (the "Detachable Date")]. The Warrants shall be initially issued [in units] with the Offered Securities, and each Warrant [included in such a unit] shall evidence the right, subject to the provisions contained herein and in the Warrant Certificates, to purchase [ ] principal amount of Warrant Securities [included in such a unit].

          SECTION 1.02.  Execution and Delivery of Warrant Certificates.  Each
                         ----------------------------------------------
Warrant, whenever issued, shall be evidenced by a Warrant Certificate in registered form [or a global Warrant Certificate in bearer form (the "Global Warrant Certificate")] [the form to be the same as that of the Warrant Security in connection with which the Warrant Certificate is issued], substantially in the form[s] set forth in Exhibit A [and Exhibit B, respectively,] hereto, shall be dated ________ and may have such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as the officers of the Company executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Warrants may be listed, or to conform to usage. The Warrant Certificates shall be signed on behalf of the Company by its Chairman of the Board (or its Chairman of the Executive Committee), any Vice Chairman, its President, its principal financial officer, its principal accounting officer, its general counsel, any Vice President or its Treasurer, in each case under its corporate seal, which may but need not be attested by its Secretary or one of its Assistant Secretaries [, except that the Global Warrant Certificate may be executed by any such officer without any necessity that such signature be under seal as aforesaid]. Such signatures may be manual or facsimile signatures of such authorized officers and may be imprinted or otherwise reproduced on the Warrant Certificates. The corporate seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Warrant Certificates.

          No Warrant Certificate shall be valid for any purpose, and no Warrant evidenced thereby shall be exercisable, until such Warrant Certificate has been countersigned by the Warrant Agent by manual signature. Such signature by the Warrant Agent upon any Warrant Certificate executed by the Company shall be conclusive evidence, and the only evidence, that the Warrant Certificate so countersigned has been duly issued hereunder.

          [The Global Warrant Certificate shall be and remain subject to the provisions of this Agreement until such time as all of the Warrants evidenced thereby shall have been duly exercised or shall have expired or been cancelled in accordance with the terms thereof.]

          In case any officer of the Company who shall have signed any of the Warrant Certificates either manually or by facsimile signature shall cease to be such officer before the Warrant Certificates so signed shall have been countersigned and delivered by the Warrant Agent as provided herein, such Warrant Certificates may be countersigned and delivered notwithstanding that the person who signed such Warrant Certificates ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Warrant Certificate, shall be the proper officers of the Company, although at the date of the execution of this Agreement any such person was not such officer.

          The term "Holder", when used with respect to any Warrant Certificate [in registered form], shall mean any person in whose name at the time such Warrant Certificate shall be registered upon the books to be maintained by the

Warrant Agent for that purpose [2: or, prior to the Detachable Date, any person in whose name at the time the Offered Security to which such Warrant Certificate is attached is registered upon the register of the Offered Securities. Prior to the Detachable Date, the Company will or will cause the registrar of the offered Securities to, make available at all times to the Warrant Agent such information as to holders of the Offered Securities with Warrants as may be necessary to keep the Warrant Agent's records up to date]. [The term "Holder", when used with respect to the Global Warrant Certificate, shall mean [2:, prior to the Detachable Date, the bearer of the Temporary Global Security (as defined in Section 1.04) evidencing the Offered Securities to which the Warrants evidenced by the Global Warrant Certificate were initially attached and, after the Detachable Date,] the bearer of the Global Warrant Certificate.]

          SECTION 1.03.  Issuance of Warrant Certificates.  Warrant Certificates
                         --------------------------------
evidencing the right to purchase an aggregate principal amount not exceeding _____ aggregate principal amount of _____ Warrant Securities (except as provided in Sections 2.03, 3.02 and 4.01) may be executed by the Company and delivered to the Warrant Agent upon the execution of this Warrant Agreement or from time to time thereafter. The Warrant Agent shall, upon receipt of Warrant Certificates duly executed on behalf of the Company, countersign Warrant Certificates evidencing ________ Warrants representing the right to purchase up to ________ aggregate principal amount of Warrant Securities and shall[, in the case of Warrant Certificates in registered form,] deliver such Warrant Certificates to or upon the order of the Company [and, in the case of the Global Warrant Certificate, upon the order of the Company, deposit the Global Warrant Certificate with _______________________, as common depositary (the "Common Depositary") for Morgan Guaranty Trust Company of New York, Brussels office (or any successor), as operator of the Euro-clear System (the "Euro-clear Operator"), and for Centrale de Livraison de Valeurs Mobilieres S.A. ("CEDEL") for credit to the accounts of persons appearing from time to time on the records of the Euro-clear Operator or of CEDEL as being entitled to any portion thereof. [2: the Temporary Global Security [, as defined in Section 1.04,] will at the same time be deposited with the Common Depositary.] [The Global Warrant Certificate shall be held by the Common Depositary outside the United Kingdom.]] Subsequent to such original issuance of the Warrant Certificates, the Warrant Agent shall countersign a Warrant Certificate only if the Warrant Certificate is issued in exchange or substitution for one or more previously countersigned Warrant Certificates or [, with respect to Warrant Certificates in registered form,] in connection with their transfer as hereinafter provided or as provided in the antepenultimate paragraph of Section 2.03.

          Pending the preparation of definitive Warrant Certificates [in registered form] evidencing Warrants, the Company may execute and the Warrant Agent shall countersign and deliver temporary Warrant Certificates [in registered form] evidencing such Warrants (printed, lithographed, typewritten or otherwise produced, in each case in form satisfactory to the Warrant Agent). Such temporary Warrant Certificates shall be issuable substantially in the form of the definitive Warrant Certificates [in registered form] but with such omissions, insertions and variations as may be appropriate for temporary Warrant Certificates, all as may be determined by the Company with the concurrence of the Warrant Agent. Such temporary Warrant Certificates may contain such reference to any provisions of this Warrant Agreement as may be appropriate. Every such temporary Warrant Certificate shall be executed by the Company and shall be countersigned by the Warrant Agent upon the same conditions and in substantially the same manner, and with like effect, as the definitive Warrant Certificates [in registered form]. Without unreasonable delay, the Company shall execute and shall furnish definitive Warrant Certificates [in registered form] and thereupon such temporary Warrant Certificates may be surrendered in exchange therefor without charge pursuant to and subject to the provisions of
Section 4.01, and the Warrant Agent shall countersign and deliver in exchange for such temporary Warrant Certificates definitive Warrant Certificates [in registered form] of authorized denominations evidencing a like aggregate number of Warrants evidenced by such temporary Warrant Certificates. Until so exchanged, such temporary Warrant Certificates shall be entitled to the same benefits under this Warrant Agreement as definitive Warrant Certificates [in registered form].

          [2:  SECTION 1.04. Temporary Global Security. Prior to the Detachable
                             -------------------------
Date, each Offered Security to be issued with Warrants evidenced by the Global Warrant Certificate shall, whenever issued, be evidenced by a single temporary global Offered Security in bearer form without interest coupons (the "Temporary Global Security") to be issued by the Company as provided in the Indenture.]

                                  ARTICLE II

                WARRANT PRICE, DURATION AND EXERCISE OF WARRANTS

          SECTION 2.01.  Warrant Price.  On __________, 19__, the exercise price
                         -------------
of each Warrant will be ____________. During the period from _____________, 19__ through and including _____________, 19__, the exercise price of each warrant Will be _____ plus ______ [accrued amortization of the original issue discount] [accrued interest] from ___________, 19__. On _____________, 19__ the exercise price of each Warrant will be ________. During the period from ___________, 19__ through and including ______________, 19__, the exercise price of each Warrant will be _____ plus [accrued amortization of the original issue discount] [accrued interest] from _____________, 19__. [In each case, the original issue discount will be amortized at a ___% annual rate, computed on an annual basis using the "interest" method and using a 360-day year consisting of twelve 30-day months]. Such exercise price of Warrant Securities is referred to in this Agreement as the "Warrant Price". [The original issue discount for each principal amount of Warrant Securities is ___________].

          SECTION 2.02.  Duration of Warrants.  Subject to Section 4.03(b), each
                         --------------------
Warrant may be exercised [in whole but not in part] [in whole or in part] [at any time, as specified herein, on or after [the date thereof] [_____________, 19__] and at or before [time, location] on _____________, 19__ (each day during such period may hereinafter be referred to as an "Exercise Date")] [on [list of specific dates] (each, an "Exercise Date")], or such later date as the Company may designate by notice to the Warrant Agent and the Holders of Warrant Certificates [in registered form and to the beneficial owners of the Global Warrant Certificate] (the "Expiration Date"). Each Warrant not exercised at or before [time, location] on the Expiration Date shall become void, and all rights of the Holder [and any beneficial owners] of the Warrant Certificate evidencing such Warrant under this Agreement shall cease.

          SECTION 2.03.  Exercise of Warrants. [During] [With respect to
                         --------------------
Warrants evidenced by Warrant Certificates in registered form, during] the period specified in Section 2.02, any whole number of Warrants may be exercised by providing certain information as set forth on the reverse side of the Warrant Certificates evidencing such Warrants and by paying in full [in lawful money of the United States of America] [in applicable currency] [in cash] [by certified check or official bank check or by bank wire transfer, in each case,] [by bank wire transfer] [in immediately available funds,] the Warrant Price for each Warrant exercised (plus accrued interest, if any, on the Warrant Securities to be issued upon exercise of such Warrant from and including the Interest Payment Date (as defined in the Indenture), if any, in respect of such Warrant Securities immediately preceding the Exercise Date to and including the Exercise Date (unless the Exercise Date is after the Regular Record Date (as defined in the Indenture), if any, for such Interest Payment Date, but on or before the immediately succeeding Interest Payment Date for such Warrant Securities, in which event no such accrued interest shall be payable)) to the Warrant Agent at its corporate trust office at [address] [or at _____________], provided that such exercise is subject to receipt within five business days of such [payment] [wire transfer] by the Warrant Agent of the Warrant Certificate evidencing each Warrant exercised with the form of election to purchase Warrant Securities set forth on the reverse side of the Warrant Certificate properly completed and duly executed.

          [With respect to Warrants evidenced by the Global Warrant Certificate, during the period specified in Section 2.02, any whole number of Warrants may be exercised by the Holder by presentation to the Warrant Agent at its office at [address located outside the United States [and the United Kingdom]], at or prior to [time], on any day on which the Warrants are exercisable, of (i) the Global Warrant Certificate [2: together with, if prior to the Detachable Date, the Temporary Global Security] (or written confirmation reasonably satisfactory to the Warrant Agent that the Global Warrant Certificate [1: is] [2: and, if prior to the Detachable Date, the Temporary Global Security are] held by the Euro-clear Operator and CEDEL and will be duly endorsed to reflect the exercise of Warrants [2: and, if prior to the Detachable Date, the surrender to the Warrant Agent of the Offered Securities to which the Warrants are attached] by the Euro-clear Operator and CEDEL), (ii) a duly executed certification from the Euro-clear Operator or CEDEL, as the case may be, substantially in the form set forth in Exhibit C hereto and (iii) payment in full [in lawful money of the United States of America] [in applicable currency] [in cash] [by certified check or official bank check or by bank wire transfer, in each case,] [by bank wire transfer] [in immediately available funds,] of the Warrant Price for each Warrant exercised (plus accrued interest, if any, on the Warrant Securities to be issued upon exercise of such Warrant from and including the Interest Payment Date, if any, in respect of such Warrant Securities immediately preceding the Exercise Date to and including the Exercise Date (unless the Exercise Date is after the Regular Record Date, if any, for such Interest Payment Date, but on or before the immediately succeeding Interest Payment Date for such Warrant Securities, in which event no such accrued interest shall be payable in respect of Warrant Securities to be issued in registered form)). Notwithstanding the foregoing, the Holder may exercise Warrants as aforesaid on the Expiration Date at any time prior to [time] in [city of Warrant Agent's office]. Any Warrants exercised as set forth in this paragraph shall be deemed exercised at the [country] office of the Warrant Agent.]

          [The Warrant Agent shall retain each certificate received by it from the Euro-clear Operator or CEDEL through the Expiration Date (or such earlier date by which all of the Warrants may have been exercised or cancelled) and thereafter shall dispose of them or deliver them to the Company pursuant to the instructions of the Company.]

          [The delivery to the Warrant Agent by the Euro-clear Operator or CEDEL of any certification referred to above may be relied upon by the Company, the Warrant Agent and the Trustee as conclusive evidence that a corresponding certificate or certificates substantially in the form of Exhibit D hereto has or have been delivered to the Euro-clear Operator or CEDEL, as the case may be.]

          [The Company will maintain in [location] (or in such other city [in western Europe] as the Company may deem advisable), until the right to exercise the Warrants shall expire or be earlier cancelled as hereinafter provided, an agency where the Global Warrant Certificate [2: and, if prior to the Detachable Date, the Temporary Global Security] may be presented for exercise of the Warrants represented thereby [2: and, if prior to the Detachable Date, for surrender for cancellation of the Offered Securities to which such Warrants are attached] and notices and demands to or upon the Company in respect of the Warrants or of this Agreement may be made.]

          The date on which payment in full of the Warrant Price (plus any such accrued interest) is received by the Warrant Agent shall, subject to receipt of the Warrant Certificate [in registered form or, as the case may be, the Global Warrant Certificate [2: and, if required, the Temporary Global Security] and the certification of the Euro-clear Operator or CEDEL] as aforesaid, be deemed to be the date on which the Warrant is exercised. The Warrant Agent shall deposit all funds received by it in payment for the exercise of Warrants in an account of the Company maintained with it (or in such other account as may be designated by the Company) and shall advise the Company, by telephone or by facsimile transmission or other form of electronic communication available to both parties, at the end of each day on which a payment for the exercise of Warrants is received of the amount so deposited to its account. The Warrant Agent shall promptly confirm such advice to the Company in writing.

          If a day on which Warrants may be exercised in the city in which such Warrants are to be exercised shall be a Saturday or Sunday or a day on which banking institutions in such city are authorized or required to be closed, then, notwithstanding any other provision of this Agreement or the Warrant Certificate evidencing such Warrants, but subject to the limitation that no Warrant may be exercised after the Expiration Date, the Warrants shall be exercisable on the next succeeding day which in such city is not a Saturday or Sunday or a day on which banking institutions in such city are authorized or required to be closed.

          The Warrant Agent shall, from time to time, as promptly as practicable, advise the Company [and][,] the Trustee [and the Common Depositary at [both] its London [and location] office[s]] in writing [(which, in the case of exercised Warrants represented by the Global Warrant Certificate, shall be tested telex with appropriate answerback received,)] of (i) the number of Warrants exercised, (ii) the instructions of each Holder of the Warrant Certificates [in registered form] evidencing such Warrants [or of the Euro-clear Operator or CEDEL, as the case may be,] with respect to delivery of the Warrant Securities to be issued upon such exercise, (iii) delivery of any Warrant Certificates [in registered form] evidencing the balance, if any, of the Warrants remaining after such exercise, and (iv) such other information as the Company or the Trustee shall reasonably require. [In addition, in the case of exercised Warrants evidenced by the Global Warrant Certificate, the Warrant Agent shall, as promptly as practicable, endorse, or cause the Common Depositary, [location] office, or one of the Warrant Agent's agents to endorse, Schedule A annexed to the Global Warrant Certificate to reflect the exercise of such Warrants [2: and the Temporary Global Security to reflect the surrender for cancellation of the Offered Securities to which such Warrants are attached] and, if applicable, return the Global Warrant Certificate [2: and the Temporary Global Security] to the Common Depositary or to its order.]

          As soon as practicable after the exercise of any Warrant [evidenced by a Warrant Certificate in registered form], but subject to receipt by the Warrant Agent of the

Warrant Certificate evidencing such Warrant as provided in this Section, the Company shall issue, pursuant to the Indenture, in authorized denominations to or upon the order of the Holder of the Warrant Certificate evidencing each Warrant, the Warrant Securities to which such Holder is entitled, in fully registered form, registered in such name or names as may be directed by such Holder. If fewer than all of the Warrants evidenced by such Warrant Certificate are exercised, the Company shall execute, and an authorized officer of the Warrant Agent shall manually countersign and deliver, a new Warrant Certificate [in registered form] evidencing the number of such Warrants remaining unexercised.

          [As soon as practicable after the exercise of any Warrant evidenced by the Global Warrant Certificate, but, in the case of any Warrant Securities to be issued in bearer form as provided in this sentence, on the date of the applicable certification of the Euro-clear Operator or CEDEL referred to in the second paragraph of this Section 2.03, the Company shall issue, pursuant to the Indenture, the Warrant Securities issuable upon such exercise, in authorized denominations (i) in fully registered form, registered in such name or names as may be directed by the Euro-clear Operator or CEDEL, as the case may be, to or upon order of the Euro-clear Operator or CEDEL, as the case may be, or (ii) in bearer form to the Common Depositary to be held for the account of the Euro-clear Operator or CEDEL, as the case may be; provided, however, that no Warrant
                                             --------  -------
Security in bearer form shall be mailed or otherwise delivered to any location in the United States of America, its territories or possessions or areas subject to its jurisdiction or the Commonwealth of Puerto Rico.]

          The Company shall not be required to pay any stamp or other tax or other governmental charge required to be paid in connection with any transfer involved in the issuance of the Warrant Securities, and in the event that any such transfer is involved, the Company shall not be required to issue or deliver any Warrant Security until such tax or other charge shall have been paid or it has been established to the Company's satisfaction that no such tax or other charge is due.

                                  ARTICLE III

                    OTHER PROVISIONS RELATING TO RIGHTS OF
                        HOLDERS OF WARRANT CERTIFICATES

          SECTION 3.01.  No Rights as Warrant Securityholder Conferred by
                         ------------------------------------------------
Warrants or Warrant Certificates.  No Warrant Certificate or Warrant evidenced
--------------------------------
thereby shall entitle the Holder or any beneficial owner thereof to any of the rights of a holder or beneficial owner of Warrant Securities, including, without limitation, the right to receive the payment of principal of (premium, if any) or interest, if any, on Warrant Securities or to enforce any of the covenants in the Indenture.

          SECTION 3.02.  Lost, Mutilated, Stolen or Destroyed Warrant
                         --------------------------------------------
Certificates.  Upon receipt by the Warrant Agent of evidence reasonably
------------
satisfactory to it and the Company of the ownership of and the loss, mutilation, theft or destruction of any Warrant Certificate and of such security or indemnity as may be required by the Company and the Warrant Agent to hold each of them and any agent of them harmless and, in the case of mutilation of a Warrant Certificate, upon surrender thereof to the Warrant Agent for cancellation, then, in the absence of notice to the Company or the Warrant Agent that such Warrant Certificate has been acquired by a bona fide purchaser, the Company shall execute, and an authorized officer of the Warrant Agent shall manually countersign and deliver, in exchange for or in lieu of the lost, mutilated, stolen or destroyed Warrant Certificate, a new Warrant Certificate of the same tenor and evidencing a like number of Warrants[; provided, however,
                                                          --------  -------
that any Global Warrant Certificate shall be so delivered only to the Common Depositary]. Upon the issuance of any new Warrant Certificate under this Section, the Company may require the payment of a sum sufficient to cover any stamp or other tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Warrant Agent) in connection therewith. Every substitute Warrant Certificate executed and delivered pursuant to this Section in lieu of any lost, mutilated, stolen or destroyed Warrant Certificate shall represent an additional contractual obligation of the Company, whether or not the lost, stolen or destroyed Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to the benefits of this Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder. The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement of lost, mutilated, stolen or destroyed Warrant Certificates.

          SECTION 3.03.  Enforcement of Rights.  Notwithstanding any of the
                         ---------------------
provisions of this Agreement, any Holder of a Warrant Certificate [in registered form or the beneficial owner of any Warrant evidenced by the Global Warrant Certificate], without the consent of [the Common Depositary,] the Warrant Agent, the Trustee, the holder of any Offered Securities or the Holder of any other Warrant Certificate, may, in its own behalf and for its own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, or otherwise in respect of, its right to exercise its Warrants in the manner provided in its Warrant Certificate [or the Global Warrant Certificate, as the case may be,] and in this Agreement. [Neither the Company nor the Warrant Agent shall be required to treat any person as a beneficial owner of any Warrant evidenced by the Global Warrant Certificate unless such person is so certified as such a beneficial owner by the Euro-clear Operator or CEDEL.]

          SECTION 3.04.  Merger, Consolidation, Conveyance or Transfer.  (a) If
                         ---------------------------------------------
at any time there shall be a merger or consolidation of the Company or a conveyance or transfer of its property and assets substantially as an entirety as permitted under the Indenture, then in any such event the successor or assuming corporation referred to therein shall succeed to and be substituted for the Company, with the same effect, subject to the Indenture, as if it had been named herein and in the Warrant Certificates as the Company; the Company shall thereupon, except in the case of a transfer by way of lease, be relieved of any further obligation hereunder and under the Warrants and the Warrant Certificates, and the Company as the predecessor corporation, except in the case of a transfer by way of lease, may thereupon or at any time thereafter be dissolved, wound up or liquidated. Such successor or assuming corporation may thereupon cause to be signed, and may issue either in its own name or in the name of the Company, Warrant Certificates evidencing any or all of the Warrants issuable hereunder which theretofore shall not have been signed by the Company, and may execute and deliver Warrant Securities in its own name pursuant to the Indenture, in fulfillment of its obligations to deliver Warrant Securities upon exercise of the Warrants. All the Warrants so issued shall in all respects have the same legal rank and benefit under this Agreement as the Warrants theretofore or thereafter issued in accordance with the terms of this Agreement as though all of such Warrants had been issued at the date of the execution hereof. In any case of any such merger, consolidation, conveyance or transfer, such changes in phraseology and form (but not in substance) may be made in the Warrant Certificates representing the warrants thereafter to be issued as may be appropriate.

          (b) The Warrant Agent may receive a written opinion of legal counsel (who shall be acceptable to the Warrant Agent) as conclusive evidence that any such merger, consolidation, conveyance or transfer complies with the provisions of this Section and the Indenture.


                                  ARTICLE IV

                             EXCHANGE AND TRANSFER

          SECTION 4.01. Exchange and Transfer. (a) [1: Upon] [2: Prior to the Detachable Date, a Warrant Certificate [in registered form] may be exchanged or transferred only together with the Offered Security to which such Warrant Certificate was initially attached, and only for the purpose of effecting, or in conjunction with, an exchange or transfer of such Offered Security. Prior to the Detachable Date, the transfer of the beneficial ownership of any Warrant evidenced by the Global Warrant Certificate shall effect and shall be deemed to effect the transfer of the beneficial ownership of any Offered Securities evidenced by the Temporary Global Security that are attached to such Warrants. Prior to any Detachable Date, each transfer of the Offered Security [on the register maintained with respect to the Offered Securities, in the case of an Offered Security that is in regisered from], shall operate also to transfer the related Warrant Certificates. Similarly, prior to the Detachable Date, the transfer of the beneficial ownership of any Offered Security evidenced by the Temporary Global Security shall be deemed to be the transfer of the benefical ownership of any Warrants evidenced by the Global Warrant Certificate that are attached to such Offered Securities. The transfer of the beneficial ownership of Warrants and Warrant Securities hereunder shall be effected only as provided in
Section 4.01. On or after the Detachable Date, upon] surrender at the corporate trust office of the Warrant Agent at [address] [or __________], Warrant Certificates [in registered form] evidencing Warrants may be exchanged for Warrant Certificates [in registered form] in other authorized denominations evidencing such Warrants or the transfer thereof may be registered in whole or in part; provided, however, that such other Warrant Certificates shall evidence
         --------  -------
the same aggregate number of Warrants as the Warrant Certificates so surrendered.

          (b) The Warrant Agent shall keep, at its corporate trust office at [address] [and at ______________], books in which, subject to such reasonable regulations as it may prescribe, it shall register Warrant Certificates [in registered form] and exchanges and transfers of outstanding Warrant Certificates [in registered form] upon surrender of such Warrant Certificates to the Warrant Agent at its corporate trust office at [address] or [_______________] for exchange or registration of transfer, properly endorsed [or accompanied by appropriate instruments of registration of transfer and written instructions for transfer, all in form satisfactory to the Company and the Warrant Agent.]

          (c) No service charge shall be made for any exchange or registration of transfer of Warrant Certificates [in registered form], but the Company may require payment of a sum sufficient to cover any stamp or other tax or other governmental charge that may be imposed in connection with any such exchange or registration of transfer.

          (d) Whenever any Warrant Certificates [in registered form], are so surrendered for exchange or registration of transfer, an authorized officer of the Warrant Agent shall manually countersign and deliver to the person or persons entitled thereto a Warrant Certificate or Warrant Certificates [in registered form], duly authorized and executed by the Company, as so requested. The Warrant Agent shall not effect any exchange or registration of transfer which will result in the issuance of a Warrant Certificate [in registered form], evidencing a fraction of a Warrant or a number of full Warrants and a fraction of a Warrant.

          (e) All Warrant Certificates [in registered form], issued upon any exchange or registration of transfer of Warrant Certificates shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Warrant Certificates surrendered for such exchange or registration or transfer.

          SECTION 4.02.  Treatment of Holders of Warrant Certificates.  [With
                         --------------------------------------------
respect to the Global Warrant Certificate, the Holder thereof may be treated by the Company, the Warrant Agent and all other persons dealing with such Holder as the absolute owner thereof for any purpose and as the person entitled to exercise the rights represented by the Warrants evidenced thereby, any notice to the contrary notwithstanding.] [Each] [With respect to Warrant Certificates in registered form, each] Holder of a Warrant Certificate, by accepting the same, consents and agrees with the Company, the Warrant Agent and every subsequent Holder of such Warrant Certificate that until the transfer of such Warrant Certificate is registered on the books of such Warrant Agent, [2 : or, prior to the Detachable Date, until the transfer of the Offered Security to which such Warrant Certificate is attached, is registered in the register of the Offered Securities], the Company and the Warrant Agent may treat the registered Holder of such Warrant Certificate as the absolute owner thereof for any purpose and as the person entitled to exercise the rights represented by the Warrants evidenced thereby, any notice to the contrary notwithstanding.

          SECTION 4.03.  Cancellation of Warrant Certificates.  (a)  Any Warrant
                         ------------------------------------
Certificate surrendered for exchange or registration of transfer or exercise of the Warrants evidenced thereby shall, if surrendered to the Company, be delivered to the Warrant Agent, and all Warrant Certificates surrendered or so delivered to the Warrant Agent shall be promptly cancelled by the Warrant Agent and shall not be reissued and, except as expressly permitted by this Agreement, no Warrant Certificate shall be issued hereunder in exchange therefor or in lieu thereof. The Warrant Agent shall cause all cancelled Warrant Certificates to be destroyed and shall deliver a certificate of such destruction to the Company.

          (b) If the Company notifies the Trustee of its election to redeem [2: prior to the Detachable Date][, as a whole but not in part,] [2: the Offered Securities [or] [and]] the Warrant Securities pursuant to the Indenture or the terms thereof, the Company may elect, and shall give notice to the Warrant Agent of its election, to cancel the unexercised Warrants, the Warrant Certificates and the rights evidenced thereby. Promptly after receipt of such notice by the Warrant Agent, the Company shall, or, at the Company's request, the Warrant Agent shall in the name of and at the expense of the Company, give notice of such cancellation to the Holders of the Warrant Certificates [in registered form and to the beneficial owners of the Global Warrant Certificate (except that such notice shall be required to be published only once)], such notice to be so given not less than 30 nor more than 60 days prior to the date fixed for the redemption of [2: the Offered Securities [or] [and]] the Warrant Securities pursuant to Indenture or the terms thereof. The unexercised Warrants, the Warrant Certificates and the rights evidenced thereby shall be cancelled and become void on the 15th day prior to such date fixed for redemption.

                                   ARTICLE V

                         CONCERNING THE WARRANT AGENT

          SECTION 5.01.  Warrant Agent.  The Company hereby appoints __________
                         -------------
as Warrant Agent of the Company in respect of the Warrants and the Warrant Certificates upon the terms and subject to the conditions herein and in the Warrant Certificates set forth; and __________ hereby accepts such appointment. The Warrant Agent shall have the powers and authority granted to and conferred upon it in the Warrant Certificates and herein and such further powers and authority to act on behalf of the Company as the Company may hereafter grant to or confer upon it. All of the terms and provisions with respect to such powers and authority contained in the Warrant Certificates are subject to and governed by the terms and provisions hereof.

          SECTION 5.02.  Conditions of Warrant Agent's Obligations.  The Warrant
                         -----------------------------------------
Agent accepts its obligations herein set forth upon the terms and conditions hereof, including the following, to all of which the Company agrees and to all of which the rights hereunder of the Holders from time to time of the Warrant Certificates shall be subject:

          (a)  Compensation and Indemnification.  The Company agrees promptly to
               --------------------------------
     pay the Warrant Agent the compensation to be agreed upon with the Company for all services rendered by the Warrant Agent and to reimburse the Warrant Agent for reasonable out-of-pocket expenses (including reasonable attorneys' fees) incurred by the Warrant Agent without negligence, bad faith or breach of this Agreement on its part in connection with the services rendered hereunder by the Warrant Agent. The Company also agrees to indemnify the Warrant Agent for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Warrant Agent, arising out of or in connection with its acting as Warrant Agent hereunder, as well as the reasonable costs and expenses of defending against any claim of such liability.

          (b)  Agent for the Company.  In acting under this Agreement and in
               ---------------------
     connection with the Warrants and the Warrant Certificates, the Warrant Agent is acting solely as agent of the Company and does not assume any obligation or relationship of agency or trust for or with any of the Holders of Warrant Certificates or beneficial owners of Warrants.

          (c)  Counsel.  The Warrant Agent may consult with counsel satisfactory
               -------
     to it in its reasonable judgment, and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice of such counsel.

          (d)  Documents.  The Warrant Agent shall be protected and shall incur
               ---------
     no liability for or in respect of any action taken or thing suffered by it in reliance upon any Warrant Certificate, notice, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper parties.

          (e)  Certain Transactions.  The Warrant Agent, and its officers,
               --------------------
     directors and employees, may become the owner of, or acquire any interest in, Warrants, with the same rights that it or they would have if it were not the Warrant Agent hereunder, and, to the extent permitted by applicable law, it or they may engage or be interested in any financial or other transaction with the Company and may act on, or as depositary, trustee or agent for, any committee or body of holders of Warrant Securities or other obligations of the Company as freely as if it were not the Warrant Agent hereunder. Nothing in this Warrant Agreement shall be deemed to prevent the Warrant Agent from acting as Trustee under the Indenture.

          (f)  No Liability for Interest.  The Warrant Agent shall have no
               -------------------------
     liability for interest on any monies at any time received by it pursuant to any of the provisions of this Agreement or of the Warrant Certificates.

          (g)  No Liability for Invalidity.  The Warrant agent shall not be
               ---------------------------
     under any responsibility with respect to the validity or sufficiency of this Agreement or the execution and delivery hereof (except the due authorization to execute this Agreement and the due execution and delivery hereof by the Warrant Agent) or with respect to the validity or execution of any Warrant Certificates (except its countersignature thereof).

          (h)  No Liability for Recitals.  The recitals contained herein shall
               -------------------------
     be taken as the statements of

     Company and the Warrant Agent assumes no liability for the correctness of the same.

          (i)  No Implied Obligations.  The Warrant Agent shall be obligated to
               ----------------------
     perform only such duties as are herein and in the Warrant Certificates specifically set forth and no implied duties or obligations shall be read into this Agreement or the Warrant Certificates against the Warrant Agent. The Warrant Agent shall not be under any obligation to take any action hereunder which may tend to involve it in any expense or liability, the payment of which within a reasonable time is not, in its reasonable opinion, assured to it. The Warrant Agent shall not be accountable or under any duty or responsibility for the use by the Company of any of the Warrant Certificates countersigned by the Warrant Agent and delivered by it to the Company pursuant to this Agreement or for the application by the Company of the proceeds of the Warrant Certificates. The Warrant Agent shall have no duty or responsibility in case of any default by the Company in the performance of its covenants or agreements contained herein or in the Warrant Certificates or in the case of the receipt of any written demand from a Holder of a Warrant Certificate with respect to such default, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or, except as provided in Section 6.02, to make any demand upon the Company.

          SECTION 5.03.  Resignation and Appointment of Successor.  (a) The
                         ----------------------------------------
Company agrees, for the benefit of the Holders from time to time of the Warrant Certificates, that there shall at all times be a Warrant Agent hereunder until all the Warrants have been exercised or are no longer exercisable.

          (b) The Warrant Agent may at any time resign as such by giving written notice of its resignation to the Company, specifying the desired date on which its resignation shall become effective; provided, however, that such date
                                              --------  -------
shall be not less than 90 days after the date on which such notice is given unless the Company agrees to accept shorter notice. Upon receiving such notice of resignation, the Company shall promptly appoint a successor Warrant Agent (which shall be a bank or trust company in good standing, authorized under the laws of the jurisdiction of its organization to exercise corporate trust powers) by written instrument in duplicate signed on behalf of the Company, one copy of which shall be delivered to the resigning Warrant Agent and one copy to the successor Warrant Agent. The Company may, at any time and for any reason, remove the Warrant Agent and appoint a successor Warrant Agent (qualified as aforesaid) by written instrument in duplicate signed on behalf of the Company and specifying such removal and the date when it is intended to become effective, one copy of which shall be delivered to the Warrant Agent being removed and one copy to the successor Warrant Agent. Any resignation or removal of the Warrant Agent and any appointment of a successor Warrant Agent shall become effective upon acceptance of appointment by the successor Warrant Agent as provided in this subsection
(b). In the event a successor Warrant Agent has not been appointed and accepted its duties within 90 days of the Warrant Agent's notice of resignation, the Warrant Agent may apply to any court of competent jurisdiction for the designation of a successor Warrant Agent. Upon its resignation or removal, the Warrant Agent shall be entitled to the payment by the Company of the compensation and to the reimbursement of all reasonable out-of-pocket expenses (including reasonable attorneys' fees) incurred by it hereunder as agreed to in
Section 5.02(a).

          (c) The Company shall remove the Warrant Agent and appoint a successor Warrant Agent if the Warrant Agent (i) shall become incapable of acting, (ii) shall be adjudged bankrupt or insolvent, (iii) shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, (iv) shall consent to, or shall have had entered against it a court order for, any such relief or to the appointment of or taking possession by any such official in any involuntary case or other proceedings commenced against it, (v) shall make a general assignment for the benefit of creditors or (vi) shall fail generally to pay its debts as they become due. Upon the appointment as aforesaid of a successor Warrant Agent and acceptance by it of such appointment, the predecessor Warrant Agent shall, if not previously disqualified by operation of law, cease to be Warrant Agent hereunder.

          (d) Any successor Warrant Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and the Company an instrument accepting such appointment hereunder, and thereupon such successor Warrant Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, immunities, duties and obligations of such predecessor with like effect as if originally named as Warrant Agent hereunder, and such predecessor shall thereupon become obligated to transfer, deliver and pay over, and such successor Warrant Agent shall be entitled to receive, all monies, securities and other property on deposit with or held by such predecessor as Warrant Agent hereunder.

          (e) Any corporation into which the Warrant Agent hereunder may be merged or converted or any corporation with which the Warrant Agent may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Warrant Agent shall be a party, or any corporation to which the Warrant Agent shall sell or otherwise transfer all or substantially all the assets and business of the Warrant Agent, provided that it shall be qualified as aforesaid, shall be the successor Warrant Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                                   ARTICLE VI

                                 MISCELLANEOUS

          SECTION 6.01.  Amendment.  This Agreement and the terms of the
                         ---------
Warrants and the Warrant Certificates may be amended by the parties hereto, without the consent of the Holder of any Warrant Certificate or the beneficial owner of any Warrant, for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective or inconsistent provision contained herein or in the Warrant Certificates, or making any other provisions with respect to matters or questions arising under this Agreement as the Company and the Warrant Agent may deem necessary or desirable, provided that such action
                                                   --------
shall not affect adversely the interests of the Holders of the Warrant Certificates or the beneficial owners of Warrants in any material respect.

          SECTION 6.02.  Notices and Demands to the Company and Warrant Agent.
                         ----------------------------------------------------
If the Warrant Agent shall receive any notice or demand addressed to the Company by the Holder of a Warrant Certificate pursuant to the provisions of the Warrant Certificates, the Warrant Agent shall promptly forward such notice or demand to the Company.

          SECTION 6.03.  Addresses.  Any communication from the Company to the
                         ---------
Warrant Agent with respect to this Agreement shall be addressed to __________________, Attention: ________________, and any communication from the
Warrant Agent to
the Company with respect to this Agreement shall be addressed to Fortune Brands, Inc., 1700 East Putnam Avenue, Old Greenwich, Connecticut 06870-0811, Attention:
Treasurer (or such other address as shall be specified in writing by the Warrant Agent or by the Company).

          SECTION 6.04.  Applicable Law.  The validity, interpretation and
                         --------------
performance of this Agreement and each Warrant Certificate issued hereunder and of the respective terms and provisions hereof and thereof shall be governed by, and construed in accordance with, the laws of the State of New York.

          SECTION 6.05.  Delivery of Prospectus.  The Company will furnish to
                         ----------------------
the Warrant Agent sufficient copies of a prospectus relating to the Warrant Securities deliverable upon exercise of Warrants (the "Prospectus"), and the Warrant Agent agrees that upon the exercise of any Warrant, the Warrant Agent will deliver to the Holder of the Warrant Certificate evidencing such Warrant, prior to or concurrently with the delivery of the Warrant Securities issued upon such exercise, a Prospectus. The Warrant Agent shall not, by reason of any such delivery, assume any responsibility for the accuracy or adequacy of such Prospectus.

          SECTION 6.06.  Obtaining of Governmental Approval.  The Company will
                         ----------------------------------
from time to time take all action which may be necessary to obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities and securities acts filings under United States federal and state laws (including without limitation a registration statement in respect of the Warrants and Warrant Securities under the Securities Act of 1933), which may be or become requisite in connection with the issuance, sale, transfer and delivery of the Warrant Certificates, the exercise of the Warrants, the issuance, sale, transfer and delivery of the Warrant Securities issued upon exercise of the Warrants or upon the expiration of the period during which the Warrants are exercisable.

          SECTION 6.07.  Persons Having Rights Under Warrant Agreement.  [Except
                         ---------------------------------------------
as otherwise provided in Section 3.03, nothing] [Nothing] in this Agreement shall give to any person other than the Company, the Warrant Agent and the Holders of the Warrant Certificates any right, remedy or claim under or by reason of this Agreement.

          SECTION 6.08.  Headings.  The descriptive headings of the several
                         --------
Articles and Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

          SECTION 6.09.  Counterparts.  This Agreement may be executed in any
                         ------------
number of counterparts, each of which as so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

          SECTION 6.10.  Inspection of Agreement.  A copy of this Agreement
                         -----------------------
shall be available at all reasonable times at the principal corporate trust office of the Warrant Agent for inspection by the Holder of any Warrant Certificate. The Warrant Agent may require such Holder to submit his Warrant Certificate for inspection by it.

          SECTION 6.11.  Notices to Holders of Warrants.  Any notice to Holders
                         ------------------------------
of Warrants evidenced by Warrant Certificates [in registered form] which by any provisions of this Warrant Agreement is required or permitted to be given shall be given by first class mail prepaid at such Holder's address as it appears on the books of the Warrant Agent. [Any notice to beneficial owners of Warrants evidenced by the Global Warrant Certificate which by any provisions of this Warrant Agreement is required or permitted to be given shall be given in the manner provided with respect to Warrant Securities in bearer form in Section
1.06 of the Indenture].

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the date first above written.

                                       FORTUNE BRANDS, INC.


[SEAL]                                 By____________________________
                                         Name:
                                         Title:

Attest:



___________________________
Name:
Title:

                                [WARRANT AGENT]

[SEAL]                          By___________________________
                                   Name:
                                   Title:
Attest:



________________________
Name:
Title:

                                                                       Exhibit A
                                                                      ----------
                                                                      [Attached]



                FORM OF WARRANT CERTIFICATE [IN REGISTERED FORM]
                         [Face of Warrant Certificate]
                  [[1: This][2: Prior to ______ this] Warrant
               Certificate cannot be transferred unless attached
                    to a [Title of Offered Securities].]

                EXERCISABLE ONLY IF COUNTERSIGNED BY THE WARRANT

                            AGENT AS PROVIDED HEREIN

                              FORTUNE BRANDS, INC.
                              WARRANTS TO PURCHASE
                         [Title of Warrant Securities]

VOID AFTER 5:00 P.M., NEW YORK CITY TIME, ON          , 19__

No.___  _______ Warrants

          This certifies that                           or registered assigns
(the "Registered Holder") is the registered owner of the above indicated number of Warrants, each Warrant entitling such owner to purchase, at any time [after
5:00 P.M., New York City time, on            , 19   and] on or before 5:00 P.M.,
New York City time, on            , 19  ,            principal amount of [Title
of Warrant Securities] (the "Warrant Securities") of Fortune Brands, Inc. (the "Company") issued and to be issued under the Indenture (as hereinafter defined),
on the following basis: [on            , 19   the exercise price of each Warrant
will be            ; during the period from          , 19   through and
including            ,19  , the exercise price of each Warrant will be     plus
[accrued amortization of the original issue discount] [accrued interest] from
_____, 19   ; on            , 19   the exercise price of each Warrant will be
_____; during the period from _____, 19   through and including           , 19 ,
the exercise price of each Warrant will be plus [accrued amortization of the
original issue discount] [accrued interest] from 19    [; in each case, the
original issue discount will be amortized at a     % annual rate, computed on an
annual basis using the "interest" method and using a 360-day year consisting of twelve 30-day months] (the "Warrant Price"). [The original issue discount for each principal amount of Warrant

Securities is           .] The Registered Holder may exercise the Warrants
evidenced hereby by providing certain information set forth on the back hereof and by paying in full, [in lawful money of the United States of America] [in applicable currency] [in cash] [by certified check or official bank check or by bank wire transfer, in each case,] [by bank wire transfer] [in immediately available funds,] the Warrant Price for each Warrant exercised (plus accrued interest, if any, on the Warrant Securities to be issued upon exercise of such Warrant from and including the Interest Payment Date (as defined in the Indenture), if any, in respect of such Warrant Securities immediately preceding the Exercise Date to and including the Exercise Date (unless the Exercise Date is after the Regular Record Date (as defined in the Indenture), if any, for such Interest Payment Date, but on or before the immediately succeeding Interest Payment Date for such Warrant Securities, in which event no such accrued interest shall be payable)) to the Warrant Agent (as hereinafter defined) and by surrendering this Warrant Certificate, with the form of election to purchase on the reverse hereof completed and duly executed, at the corporate trust office of [name of Warrant Agent], or its successor, as warrant agent (the "Warrant
Agent"), [or      ] currently at the address specified on the reverse hereof, and upon compliance with and subject to the conditions set forth herein and in the Warrant Agreement (as hereinafter defined).

          Any whole number of Warrants evidenced by this Warrant Certificate may be exercised to purchase Warrant Securities in fully registered form in denominations of ____ and any integral multiples thereof. Upon any exercise of fewer than all of the Warrants evidenced by this Warrant Certificate, there shall be issued to the Registered Holder hereof a new Warrant Certificate in registered form evidencing the number of Warrants remaining unexercised.

          This Warrant Certificate is issued under and in accordance with the Warrant Agreement dated as of _______________ 19__ (the "Warrant Agreement") between the Company and the Warrant Agent and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Registered Holder consents by acceptance hereof. Copies of the Warrant Agreement are on file at the above-mentioned office of the Warrant Agent
[and at          ].

          The Warrant Securities to be issued and delivered upon the exercise of the Warrants evidenced by this Warrant Certificate will be issued under and in
accordance with an Indenture dated as of [              ], 1999, as amended (the
"Indenture"), between the Company and The Chase Manhattan Bank, as Trustee (the "Trustee"), and will be subject to the terms and provisions contained in the Indenture. Copies of the Indenture and the form of the Warrant Securities are on file at the corporate trust office of the Trustee [and at ].

          [1: This Warrant] [2: Prior to _________, 19__ this] Certificate may be transferred [2: only together with the [Title of Offered Securities] (the "Offered Securities") to which the Warrant Certificate was initially attached, and only for the purpose of effecting, or in conjunction with, a transfer of such Offered Securities,] at the corporate trust office of the Warrant Agent [or ] by the Registered Holder or its assigns, in person or by an attorney duly authorized in writing, in the manner and subject to the limitations provided in the Warrant Agreement.

          [1: After] [2: Except as otherwise provided in the immediately preceding paragraph, after] countersignature by the Warrant Agent and prior to the expiration of this Warrant Certificate, this Warrant Certificate may be
exchanged at the corporate trust office of the Warrant Agent [or               ]
for Warrant Certificates in registered form representing the same aggregate number of Warrants.

          This Warrant Certificate shall not entitle the Registered Holder hereof to any of the rights of a holder of the Warrant Securities, including, without limitation, the right to receive payments of principal of (premium, if any) or interest, if any, on the Warrant Securities or to enforce any of the covenants of the Indenture.

          This Warrant Certificate shall not be valid or obligatory for any purpose until countersigned by the Warrant Agent.

          Dated as of            , 19   .

                                   FORTUNE BRANDS, INC.

[SEAL]                             By___________________________
                                     Name:
                                     Title:
Attest:


___________________________
Countersigned:



___________________________
   As Warrant Agent


By_________________________
    Authorized Signature

                       [Reverse of Warrant Certificate]

                     Instructions for Exercise of Warrant

          To exercise the Warrants evidenced hereby, the Registered Holder must pay in full [in lawful money of the United States of America] [in applicable currency] [in cash] [by certified check or official bank check or by bank wire transfer, in each case,] [by bank wire transfer] [in immediately available funds,] the Warrant Price for Warrants exercised (plus any accrued interest as specified in this Warrant Certificate) to [insert name of Warrant Agent] [corporate trust department] [insert address of Warrant Agent], Attn:
[or          ], which [payment] [wire transfer] must specify the name of the
Registered Holder and the number of Warrants exercised by such Registered Holder. In addition, the Registered Holder must complete the information required below and present this Warrant Certificate in person or by mail (certified or registered mail is recommended) to the Warrant Agent at the appropriate address set forth below. This Warrant Certificate, completed and duly executed, must be received by the Warrant Agent within five business days of the [payment] [wire transfer].

          To be Executed Upon Exercise of Warrant

          The undersigned hereby irrevocably elects to exercise ________ Warrants, evidenced by this Warrant Certificate, to purchase ______________ principal amount of the [Title of Warrant Securities] (the "Warrant Securities") of Fortune Brands, Inc. and represents that he has tendered payment for such Warrant Securities [in lawful money of the United States of America) [in applicable currency] [in cash] [by certified check or official bank check or by bank wire transfer, in each case,] [by bank wire transfer] [in immediately available funds] to the order of Fortune Brands, Inc., c/o [insert name and address of Warrant Agent], in the amount of _____ in accordance with the terms hereof. The undersigned requests that said principal amount of Warrant Securities be in registered form in the authorized denominations, registered in such names and delivered all as specified in accordance with the instructions set forth below.

          If the number of Warrants exercised is fewer than all of the Warrants evidenced hereby, the undersigned requests that a new Warrant Certificate representing the remaining Warrants evidenced hereby be issued in registered form and delivered either to the undersigned or as otherwise specified in the instructions below.

Dated________________________            Name___________________________
                                                  (Please Print)

_____________________________
(Insert Social Security                  Address________________________
or Other Identifying
Number of Holder)                               ________________________


                                         Signature______________________

          The Warrants evidenced hereby may be exercised at the following addresses:

               By hand at________________________________________________

                         ________________________________________________

                         ________________________________________________

                         ________________________________________________

               By mail at________________________________________________

                         ________________________________________________

                         ________________________________________________

                         ________________________________________________

          [Instructions as to delivery of Warrant Securities and, if applicable, Warrant Certificates evidencing unexercised Warrants - complete as appropriate.]

                                  Assignment

                 (Form of Assignment to be Executed if Holder
                Desires to Transfer Warrants Evidenced Hereby)

                    FOR VALUE RECEIVED             hereby sells,
assigns and transfers unto



                                     Please insert social security
                                     or other identifying number
                                     ---------------------------

                                     ___________________________


__________________________________________________________________
(Please print name and address including zip code)

______________________________________________________________________________
the Warrants represented by the within Warrant Certificate and does hereby irrevocably constitute and appoint ______________________ Attorney, to transfer said Warrant Certificate on the books of the Warrant Agent with full power of substitution in the premises.

Dated:                             _________________________________

                                              Signature

                                   (Signature must conform in all
                                   respects to name of Registered
                                   Holder as specified on the face
                                   of this Warrant Certificate and
                                   must bear a signature guarantee
                                   by a bank, trust company or
                                   member broker of the New York,
                                   Midwest or Pacific Stock
                                   Exchange).

Signature Guaranteed

________________________

                                                                       EXHIBIT B
                                                                       ---------
                                                                      [Attached]


                 [DELETE THIS EXHIBIT IF WARRANT CERTIFICATES
                   IN ONLY REGISTERED FORM ARE TO BE ISSUED]

              [FORM OF GLOBAL WARRANT CERTIFICATE IN BEARER FORM]
                     [Face of Global Warrant Certificate]

        [[1: The] [2: Prior to        , the ] beneficial ownership of
          any Warrants evidenced by this Global Warrant Certificate
             may be transferred only together with the beneficial
            ownership of the Temporary Global Security referred to
             herein to which this Global Warrant Certificate was
                             initially attached.]

               EXERCISABLE ONLY IF COUNTERSIGNED BY THE WARRANT
                           AGENT AS PROVIDED HEREIN

                             FORTUNE BRANDS, INC.

              GLOBAL WARRANT CERTIFICATE REPRESENTING _________
                    WARRANTS TO PURCHASE OF UP TO ________
               PRINCIPAL AMOUNT OF [Title of Warrant Securities]

                    VOID AFTER [TIME], ON          , 19   .

          This Global Warrant Certificate evidences warrants (the "Warrants") representing the right to purchase, subject to the terms and conditions hereof and of the Debt Warrant Agreement referred to below, at any time [after [time]
on             l9   , and] on or before the [time] in [location] on           ,
19   , up to           aggregate principal amount of [Title of Warrant
Securities] (the "Warrant Securities") of Fortune Brands, Inc. (the "Company") issued and to be issued under the Indenture (as hereinafter defined), on the
following basis: on          , 19   the exercise price of each Warrant will be
          ; during the period from            , 19    through and including
       , 19   , the exercise price of each Warrant will be       plus [accrued
amortization of the original issue discount] [accrued interest] from
             , 19   ; on              , 19    the exercise price of each Warrant
will be              ; during the period from            , 19    through and
including            , 19   , the exercise price of each Warrant will be
            plus [accrued amortization of the original issue discount] [accrued
interest] from             , 19    [; in each
case, the original issue discount will be amortized at a    % annual rate,
computed on an annual basis using the "interest" method and using a 360-day year consisting of twelve 30-day months] (the "Warrant Price"). [The original issue
discount for each      principal amount of Warrant Securities is             .]
Beneficial owners of Warrants represented by this Global Warrant Certificate may cause such Warrants to be exercised only by transmitting by tested telex or by delivering or causing to be delivered to Morgan Guaranty Trust Company of New York, Brussels office (or any successor), as operator of the Euro-clear System (the "Euro-clear Operator"), in Brussels, Belgium, or to Centrale de Livraison de Valeurs Mobilieres S.A. ("CEDEL") in Luxembourg, a warrant exercise notice, substantially in the form attached as Exhibit D to the Debt Warrant Agreement referred to below (the "Warrant Exercise Notice"), copies of which will be available from the Euro-clear Operator or CEDEL or from [name of Warrant Agent], or its successor as warrant agent (the "Warrant Agent") under the Debt Warrant
Agreement (the "Debt Warrant Agreement") dated as of           , 19    between
the Company and the Warrant Agent. The Warrant Exercise Notice shall specify, among other things, the aggregate principal amount of Warrant Securities to be purchased on exercise of the Warrants, the account number or numbers on the records of the Euro-clear Operator or CEDEL to which the Warrants being
exercised [2: and, if prior to       , 19  , the Offered Securities (as defined
below)] to which such Warrants are attached are credited, the account number to be debited for the Warrant Price of each Warrant being exercised (plus accrued interest, if any, on the Warrant Securities to be issued upon exercise of such Warrant from and including the Interest Payment Date (as defined in the Indenture), if any, in respect of such Warrant Securities immediately preceding the Exercise Date to and including the Exercise Date (unless the Exercise Date is after the Regular Record Date (as defined in the Indenture), if any, for such Interest Payment Date, but on or before the immediately succeeding Interest Payment Date for such Warrant Securities, in which event no such accrued interest shall be payable in respect of Warrant Securities to be issued in registered form)), the account number to which the Warrant Securities issued on exercise of the Warrants are to be credited and the form in which Warrant Securities are to be issued. A Warrant Exercise Notice must be received by the Euro-clear Operator or CEDEL prior to [time] (Brussels or Luxembourg time, as the case may be) on the business day next preceding the Exercise Date (as defined in such Warrant Exercise Notice). The delivery to the Euro-clear Operator or CEDEL, as the case may be, of a Warrant Exercise Notice shall constitute an irrevocable election to purchase the aggregate principal amount of Warrant Securities specified therein.

          Any whole number of Warrants evidenced by this Global Warrant Certificate may be exercised to purchase Warrant Securities in bearer or
registered form in denominations of [     or     ], in the case of Warrant
Securities in bearer form, and of         and any integral multiple thereof, in
the case of Warrant Securities in registered form; provided, however, that no
                                                   --------  -------
Warrant Security in bearer form shall be mailed or otherwise delivered to any location in the United States of America, its territories or possessions or areas subject to its jurisdiction or the Commonwealth of Puerto Rico (the "United States").

          The Warrants evidenced by this Global Warrant Certificate, this Global Warrant Certificate and the rights evidenced hereby may be cancelled in the manner and under the circumstances described in the Debt Warrant Agreement. Notice of cancellation of the Warrants evidenced by this Global Warrant Certificate, this Global Warrant Certificate and the rights evidenced hereby shall be given by publication in the manner described in the Debt Warrant Agreement.

          This Global Warrant Certificate is issued under and in accordance with the Debt Warrant Agreement between the Company and the Warrant Agent and is subject to the terms and provisions contained in the Debt Warrant Agreement, to all of which terms and provisions the holder hereof consents by acceptance hereof. Copies of the Debt Warrant Agreement are on file at the above-mentioned
office of the Warrant Agent [and at            ].

          The Warrant Securities to be issued and delivered upon the exercise of the Warrants evidenced by this Global Warrant Certificate will be issued under and in accordance with an Indenture dated as of [ ], 1999, as amended (the "Indenture"), between the Company and [The Chase Manhattan Bank], as Trustee (the "Trustee"), and will be subject to the terms and provisions contained in the Indenture. Copies of the Indenture and the form of the Warrant Securities
are on file at the corporate trust office of the Trustee [and at             ].

          [1: The] [2: Prior to      , 19  , the] beneficial ownership of any
Warrants evidenced by this Global Warrant Certificate may be transferred only together with the beneficial ownership of the Temporary Global Security (as defined in the Debt Warrant Agreement) evidencing the [Title of Offered Securities] (the "Offered Securities") to which this Global Warrant Certificate was initially attached, and only for the purpose of effecting, or in conjunction with, a transfer of such Temporary Global Security. After such date, the Global Warrant Certificate, and all rights hereunder, may be transferred by delivery, and the Company and the Warrant Agent may treat the holder hereof as the owner for all purposes.

          The Global Warrant Certificate shall not entitle the Holder hereof to any of the rights of a holder of the Warrant Securities, including, without limitation, the right to receive payments of principal of, premium, if any, or interest, if any, on the Warrant Securities or to enforce any of the covenants of the Indenture.

          This Global Warrant Certificate shall not be valid or obligatory for any purpose until countersigned by the Warrant Agent.

Dated as of             , 19  .

                                       FORTUNE BRANDS, INC.

                                       By_____________________________
                                         Name:
                                         Title:


Attest:


__________________________
Countersigned:


__________________________
    As Warrant Agent


By________________________
    Authorized Signature

                                  Schedule A

                (additional continuation sheets may be attached
                                 if required)

                             Exercises of Warrants

The following exercises of a portion of this Global Warrant Certificate for Warrant Securities have been made:


                Number of Warrants          Remaining Number of
Date of         Exercised                   Warrants Following        Notation
Exercise        for Warrant Securities      Such Exercise             Made By:
--------        ----------------------      -------------------       --------

________        ______________________      ___________________       ________

________        ______________________      ___________________       ________

________        ______________________      ___________________       ________

________        ______________________      ___________________       ________

________        ______________________      ___________________       ________

________        ______________________      ___________________       ________

________        ______________________      ___________________       ________

________        ______________________      ___________________       ________

________        ______________________      ___________________       ________

________        ______________________      ___________________       ________

________        ______________________      ___________________       ________

________        ______________________      ___________________       ________

________        ______________________      ___________________       ________

________        ______________________      ___________________       ________

________        ______________________      ___________________       ________

________        ______________________      ___________________       ________

________        ______________________      ___________________       ________

                Number of Warrants          Remaining Number of
Date of         Exercised                   Warrants Following        Notation
Exercise        for Warrant Securities      Such Exercise             Made By:
--------        ----------------------      -------------------       --------

________        ______________________      ___________________       ________

________        ______________________      ___________________       ________

________        ______________________      ___________________       ________

________        ______________________      ___________________       ________

________        ______________________      ___________________       ________

________        ______________________      ___________________       ________

________        ______________________      ___________________       ________

________        ______________________      ___________________       ________

________        ______________________      ___________________       ________

________        ______________________      ___________________       ________

________        ______________________      ___________________       ________

________        ______________________      ___________________       ________

________        ______________________      ___________________       ________

________        ______________________      ___________________       ________

________        ______________________      ___________________       ________

________        ______________________      ___________________       ________

________        ______________________      ___________________       ________

                                                                       Exhibit C
                                                                       ---------
                                                                      [Attached]


                 [DELETE THIS EXHIBIT IF WARRANT CERTIFICATES
                   IN ONLY REGISTERED FORM ARE TO BE ISSUED]

             [FORM OF CERTIFICATE TO BE DELIVERED TO WARRANT AGENT
                     BY THE EURO-CLEAR OPERATOR OR CEDEL]

                             FORTUNE BRANDS, INC.
                     Warrants (the "Warrants") to Purchase
                         [Title of Warrant Securities]

[Name of Warrant Agent]
[Address]

Dear Sirs:

          The undersigned hereby irrevocably elects to exercise __________________ Warrants to purchase as of _____________________ (the
"Exercise Date") ______ principal amount of the [Title of Warrant Securities] (the "Warrant Securities") of Fortune Brands, Inc. and represents that it has tendered payment for such Warrant Securities [in lawful money of the United States of America] [in applicable currency] [in cash] [by certified check or official bank check or by bank wire transfer, in each case,] [by bank wire transfer] [in immediately available funds] to the order of Fortune Brands, Inc., c/o [insert name and address of Warrant Agent], in the amount of ______ in accordance with the terms hereof and the Debt Warrant Agreement dated as of
         , 19__ between Fortune Brands, Inc. and you (the "Debt Warrant Agreement").

          In connection with the Undersigned's request that you deliver to us any Warrant Securities in bearer form, the undersigned hereby certifies that as of the date hereof, and except as set forth below, the Warrant Securities in bearer form which are to be delivered to the Common Depositary referred to below for our account (i) are being acquired by a person that is not a citizen or resident of the United States, a domestic partnership, a domestic corporation or an estate or trust the income of which is subject to United States Federal income taxation regardless of its source (a "United States person"), (ii) are being acquired by a United States person that is (A) the foreign branch of a United States financial institution (as defined in U.S. Treasury

Regulations Section l.165-12(c)(l)(v)(a "financial institution"), purchasing for its own account or for resale, or (B) a United States person acquiring the Warrant Securities through the foreign branch of a financial institution on the date hereof (and in either case (A) or (B), the financial institution hereby agrees to comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are being acquired by a financial institution for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and such financial institution is not acquiring the Warrant Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

          As a clearing organization within the meaning of Section 1.163-5(c)(2)(i)(D)(8) of the regulations promulgated under the Internal Revenue Code of 1986, as amended, the undersigned further certifies that (a) the above certification is based solely on statements received from member organizations appearing in our records (our "Account Holders") in certificates in the form set forth in Exhibit D to the Debt Warrant Agreement and (b) as of the date hereof we have not received any notification from any of our Account Holders to the effect that the statements made by such Account Holders in such certificates are no longer true.

          "United States" means the United States of America, its territories and possessions and areas subject to its jurisdiction and the Commonwealth of Puerto Rico.

          We hereby undertake to notify you immediately by telex if any of the statements of our Account Holders referred to above is not correct at any time on or before the Warrant Securities in bearer form are delivered, and in the absence of any such notification it may be assumed that this Certificate applies as of such date. We further agree to cause a [confirmation substantially in the form of Exhibit E to the Debt Warrant Agreement and a] copy of the prospectus relating to the Warrant Securities delivered to us as contemplated by Section
6.05 of the Debt Warrant Agreement to be delivered to our Account Holders entitled to such Warrant Securities prior to or contemporaneously with our transfer of such Warrant Securities to or to the account of such Account Holders.

          We understand that this Certificate is required in connection with United States laws, tax laws and regulations. We irrevocably authorize you to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceedings with respect to the matters covered by this Certificate.

          The undersigned requests that said principal amount of Warrant Securities be [in registered form in the authorized denominations, registered in such names and delivered all as specified in accordance with the instructions set forth below] [bearer form in the authorized denominations and delivered to _______, as Common Depositary under the Debt Warrant Agreement, to be held for our account].* [Instructions as to delivery of Warrant Securities to be issued in registered form].

Dated:_______, 19__**

                               Very truly yours,

                               [MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                               Brussels Office, as operator of the Euro-clear System]*

                               By_________________________________
                                 Title:

                               [CENTRALE DE LIVRAISONS DE VALEURS MOBILIERES S.A.]*

                               By_________________________________
                                 Title:

___________________

*  Delete inapplicable reference.

** To be dated no earlier than the fifteenth day prior to the certification date.

                                                                       Exhibit D
                                                                       ---------
                                                                      [Attached]

                 [DELETE THIS EXHIBIT IF WARRANT CERTIFICATES
                  IN ONLY REGISTERED FORM ARE TO BE ISSUED]

                       [FORM OF WARRANT EXERCISE NOTICE]

Morgan Guaranty Trust Company
  of New York, Brussels Office,
  as operator of the Euro-clear
  System*
  [Address]

Centrale de Livraison de Valeurs
  Mobilieres S.A.*
  [Address]

                             FORTUNE BRANDS, INC.

                    WARRANTS (THE "WARRANTS") TO PURCHASE
                        [Title of Warrant Securities]
                          (the "Warrant Securities")

Dear Sirs:

          We hereby irrevocably elect to exercise ____________ Warrants to purchase _____ (being _____ or an integral multiple thereof) aggregate principal amount of Warrant Securities of Fortune Brands, Inc. (the "Company") on _____________________, 19__ (the "Exercise Date"). The account number(s) on your books in which the Warrants being exercised [and the [Title of Offered Securities] to which such Warrants are attached]** are held is (are) _______ __________________. The Warrant Securities to be issued to us on exercise of the Warrants are to be credited to such account, unless otherwise indicated below and shall _________________.

*  Delete inapplicable reference.

** Delete if dated on or after                    , 19  .

be in [registered] [bearer]* form in the following authorized denominations: ________________.

          We hereby request that you complete a certification in the form required by the Debt Warrant Agreement hereinafter referred to make payment
directly to [                  ], as Warrant Agent (the "Warrant Agent", which
term shall include its successors as such Warrant Agent), under the Debt Warrant
Agreement dated as of [                  ] between the Company and the Warrant
Agent (the "Debt Warrant Agreement") at or prior to [time] on the Exercise Date, or if the Exercise Date is the last day on which Warrants may be exercised under the Debt Warrant Agreement, prior to [time] in [location] on the Exercise Date, [in lawful money of the United States of America] [in applicable currency] [in cash] [by certified check or official bank check or by bank wire transfer, in each case,] [by bank wire transfer] [in immediately available funds] of _____________, such amount being the Warrant Price (as defined in the Global Warrant Certificate representing the Warrants, as provided in Section 1.02 of the Debt Warrant Agreement) for Warrants exercised (plus any accrued interest as specified in such Global Warrant Certificate) on the Exercise Date, and debit account number ____________ for said amount.

          The undersigned hereby certifies that as of the date hereof, and except as set forth below, the Warrant Securities held by you for our account
(i) are being acquired by a person that is not a citizen or resident of the United States, a domestic partnership, a domestic corporation or an estate or trust the income of which is subject to United States Federal income taxation regardless of its source (a "United States person"), (ii) are being acquired by a United States person that is (A) the foreign branch of a United States financial institution (as defined in U.S. Treasury Regulations Section l.165-12(c)(l)(v))(a "financial institution") purchasing for its own account or for resale, or (B) a United States person who is acquiring the Warrant Securities through the foreign branch of a financial institution on the date hereof (and in either case (A) or (B), the financial institution hereby agrees to comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are being acquired by a financial institution for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and such financial institution is not acquiring the Warrant Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions. If this Certificate is being provided by a clearing organization, it is based on statements provided to it by its member organizations. As used herein, a "clearing organization" is an entity which is in the business of holding obligations for member organizations and transferring obligations among such members by credit or debit to the account of a member without the necessity of physical delivery of the obligation.

          We undertake to advise you immediately by telex if the foregoing statement as to beneficial ownership is not correct on or before the date of delivery of such Warrant Securities as to the entire principal amount of the Warrant Securities to be issuable upon exercise then appearing on your books as being held for our account, and in the absence of any such notification it may be assumed that this Certificate applies as of such date.

          This Certificate excepts and does not relate to [          ] of such
interest in the above Warrants in respect of which we are not able to certify and as to which we understand exchange and delivery of Warrant Securities cannot be made until we do so certify.

          We understand that this Certificate is required in connection with certain tax regulations in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this Certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings. "United States" means the United States of America, its territories and possessions and areas subject to its jurisdiction and the Commonwealth of Puerto Rico.

Dated:    ______________, l9__*

                                   Very truly yours,

                                   [Name and, if appropriate,
                                   title] As the beneficial
                                   owner(s) of the interest in
                                   the Warrants to which this
                                   Warrant Exercise Notice relates.


                                   By______________________________
                                     Title:


* To be dated no earlier than the fifteenth day prior to the certification date.

                                                                     Exhibit 4fl

                                                 [Form of Debt Warrant Agreement
                                                        for Warrants Sold Alone]


                             FORTUNE BRANDS, INC.

                                      and

                             ____________________,

                               as Warrant Agent


                            DEBT WARRANT AGREEMENT

                          Dated as of _______________


                        Warrants to Purchase __________


                             _____________________

                             TABLE OF CONTENTS/*/
                             --------------------


                                                                                                  Page
                                                                                                  ----
ARTICLE I  ISSUANCE OF WARRANTS AND EXECUTION AND DELIVERY OF WARRANT CERTIFICATES................   2

SECTION 1.01.  Issuance of Warrants...............................................................   2
SECTION 1.02.  Execution and Delivery of Warrant Certificates.....................................   2
SECTION 1.03.  Issuance of Warrant Certificates...................................................   3

ARTICLE II  WARRANT PRICE, DURATION AND EXERCISE OF WARRANTS......................................   5

SECTION 2.01.  Warrant Price......................................................................   5
SECTION 2.02.  Duration of Warrants...............................................................   5
SECTION 2.03.  Exercise of Warrants...............................................................   6

ARTICLE III  OTHER PROVISIONS RELATING TO RIGHTS OF HOLDERS OF WARRANT CERTIFICATES...............  10

SECTION 3.01.  No Rights as Warrant Securityholder Conferred by Warrants or Warrant Certificates..  10
SECTION 3.02.  Lost, Mutilated, Stolen or Destroyed Warrant Certificates..........................  10
SECTION 3.03.  Enforcement of Rights..............................................................  11
SECTION 3.04.  Merger, Consolidation, Conveyance or Transfer......................................  11

_______________
     /*/  The Table of Contents is not part of the Agreement.

ARTICLE IV  EXCHANGE AND TRANSFER.................................................................  12

SECTION 4.01.  Exchange and Transfer..............................................................  12
SECTION 4.02.  Treatment of Holders of Warrant Certificates.......................................  13
SECTION 4.03.  Cancellation of Warrant Certificates...............................................  14

ARTICLE V  CONCERNING THE WARRANT AGENT...........................................................  15

SECTION 5.01.  Warrant Agent......................................................................  15
SECTION 5.02.  Conditions of Warrant Agent's Obligations..........................................  15
SECTION 5.03.  Resignation and Appointment of Successor...........................................  17
ARTICLE VI  MISCELLANEOUS.........................................................................  19

SECTION 6.01.  Amendment..........................................................................  19

SECTION 6.02.  Notices and Demands to the Company and Warrant Agent...............................  19
SECTION 6.03.  Addresses..........................................................................  20
SECTION 6.04.  Applicable Law.....................................................................  20
SECTION 6.05.  Delivery of Prospectus.............................................................  20
SECTION 6.06.  Obtaining of Governmental Approval.................................................  20
SECTION 6.07.  Persons Having Rights Under Warrant Agreement......................................  20
SECTION 6.08.  Headings...........................................................................  21
SECTION 6.09.  Counterparts.......................................................................  21
SECTION 6.10.  Inspection of Agreement............................................................  21
SECTION 6.11.  Notices to Holders of Warrants.....................................................  21

                           DEBT WARRANT AGREEMENT *


          THIS AGREEMENT dated as of ____________ between FORTUNE BRANDS, INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), and _______________________________, a [bank] [trust company] duly incorporated and existing under the laws of _______________, as Warrant Agent (the "Warrant Agent"),


                             W I T N E S S E T H :
                             - - - - - - - - - -

          WHEREAS, the Company has entered into an Indenture dated as of [
], 1999, as amended (the "Indenture"), between the Company and [The Chase Manhattan Bank], as Trustee (the "Trustee"), providing for the issuance from time to time of its unsecured debt securities to be issued in one or more series as provided in the Indenture; and

          WHEREAS, the Company proposes to sell [title of such debt securities being offered] (the "Offered Securities") with one or more warrants (the "Warrants") representing the right to purchase [title of such debt securities purchasable through exercise of Warrants] (the "Warrant Securities"), the Warrants to be evidenced by warrant certificates issued pursuant to this Agreement (the "Warrant Certificates"); and

          WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company in connection with the issuance, transfer, exchange, exercise and replacement of the Warrant Certificates, and in this Agreement wishes to set forth, among other things, the form[s] and provisions of

_______________________

* Complete or modify the provisions of this form as appropriate to reflect the terms of the Warrants and Warrant Securities. Monetary amounts may be in U.S. dollars, in a foreign currency or in a composite currency, including but not limited to the European Currency Unit.

the Warrant Certificates and the terms and conditions on which they may be issued, transferred, exchanged, exercised and replaced;

          NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                ISSUANCE OF WARRANTS AND EXECUTION AND DELIVERY
                            OF WARRANT CERTIFICATES

          SECTION 1.01.  Issuance of Warrants.  The Warrants shall be evidenced
                         --------------------
by one or more Warrant Certificates. Each Warrant evidenced thereby shall represent the right, subject to the provisions contained herein and therein, to purchase a Warrant Security in the principal amount of ______________.

          SECTION 1.02.  Execution and Delivery of Warrant Certificates.  Each
                         ----------------------------------------------
Warrant, whenever issued, shall be evidenced by a Warrant Certificate in registered form [or a global Warrant Certificate in bearer form (the "Global Warrant Certificate")] [the form to be the same as that of the Warrant Security in connection with which the Warrant Certificate is issued], substantially in the form[s] set forth in Exhibit A [and Exhibit B, respectively,] hereto, shall be dated ________ and may have such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as the officers of the Company executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Warrants may be listed, or to conform to usage. The Warrant Certificates shall be signed on behalf of the Company by its Chairman of the Board (or its Chairman of the Executive Committee), any Vice Chairman, its President, its principal financial officer, its principal accounting officer, its general counsel, any Vice President or its Treasurer, in each case under its corporate seal, which may but need not be attested by its Secretary or one of its Assistant Secretaries [, except that the Global Warrant Certificate may be executed by any such officer without any necessity that such signature be under seal as aforesaid]. Such signatures may be manual or facsimile signatures of such authorized officers and may be imprinted or otherwise reproduced on the Warrant Certificates. The corporate seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Warrant Certificates.

          No Warrant Certificate shall be valid for any purpose, and no Warrant evidenced thereby shall be exercisable, until such Warrant Certificate has been countersigned by the Warrant Agent by manual signature. Such signature by the Warrant Agent upon any Warrant Certificate executed by the Company shall be conclusive evidence, and the only evidence, that the Warrant Certificate so countersigned has been duly issued hereunder.

          [The Global Warrant Certificate shall be and remain subject to the provisions of this Agreement until such time as all of the Warrants evidenced thereby shall have been duly exercised or shall have expired or been cancelled in accordance with the terms thereof.]

          In case any officer of the Company who shall have signed any of the Warrant Certificates either manually or by facsimile signature shall cease to be such officer before the Warrant Certificates so signed shall have been countersigned and delivered by the Warrant Agent, such Warrant Certificates may be countersigned and delivered notwithstanding that the person who signed such Warrant Certificates ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Warrant Certificate, shall be the proper officers of the Company, although at the date of the execution of this Agreement any such person was not such officer.

          The term "Holder", when used with respect to any Warrant Certificate [in registered form], shall mean any person in whose name at the time such Warrant Certificate shall be registered upon the books to be maintained by the Warrant Agent for that purpose. [The term "Holder", when used with respect to the Global Warrant Certificate, shall mean the bearer thereof.]

          SECTION 1.03.  Issuance of Warrant Certificates.  Warrant Certificates
                         --------------------------------
evidencing the right to purchase an
aggregate principal amount not exceeding _____ aggregate principal amount of Warrant Securities (except as provided in Sections 2.03, 3.02 and 4.01) may be executed by the Company and delivered to the Warrant Agent upon the execution of this Warrant Agreement or from time to time thereafter. The Warrant Agent shall, upon receipt of Warrant Certificates duly executed on behalf of the Company, countersign Warrant Certificates evidencing ________ Warrants representing the right to purchase up to ________ aggregate principal amount of Warrant Securities and shall[, in the case of Warrant Certificates in registered form,] deliver such Warrant Certificates to or upon the order of the Company [and, in the case of the Global Warrant Certificate, upon the order of the Company, deposit the Global Warrant Certificate with _______________________, as common depositary (the "Common Depositary") for Morgan Guaranty Trust Company of New York, Brussels office (or any successor), as operator of the Euro-clear System (the "Euro-clear Operator"), and for Centrale de Livraison de Valeurs Mobilieres S.A. ("CEDEL") for credit to the accounts of persons appearing from time to time on the records of the Euro-clear Operator or of CEDEL as being entitled to any portion thereof. [The Global Warrant Certificate shall be held by the Common Depositary outside the United Kingdom.]] Subsequent to such original issuance of the Warrant Certificates, the Warrant Agent shall countersign a Warrant Certificate only if the Warrant Certificate is issued in exchange or substitution for one or more previously countersigned Warrant Certificates or [, with respect to Warrant Certificates in registered form,] in connection with their transfer as hereinafter provided or as provided in the antepenultimate paragraph of Section 2.03.

          Pending the preparation of definitive Warrant Certificates [in registered form] evidencing Warrants, the Company may execute and the Warrant Agent shall countersign and deliver temporary Warrant Certificates [in registered form] evidencing such Warrants (printed, lithographed, typewritten or otherwise produced, in each case in form satisfactory to the Warrant Agent). Such temporary Warrant Certificates shall be issuable substantially in the form of the definitive Warrant Certificates [in registered form] but with such omissions, insertions and variations as may be appropriate for temporary Warrant Certificates, all as may be determined by the Company with the concurrence of the Warrant Agent. Such temporary Warrant Certificates may contain such reference to any provisions of this Warrant

Agreement as may be appropriate. Every such temporary Warrant Certificate shall be executed by the Company and shall be countersigned by the Warrant Agent upon the same conditions and in substantially the same manner, and with like effect, as the definitive Warrant Certificates [in registered form]. Without unreasonable delay, the Company shall execute and shall furnish definitive Warrant Certificates [in registered form] and thereupon such temporary Warrant Certificates may be surrendered in exchange therefor without charge pursuant to and subject to the provisions of Section 4.01, and the Warrant Agent shall countersign and deliver in exchange for such temporary Warrant Certificates definitive Warrant Certificates [in registered form] of authorized denominations evidencing a like aggregate number of Warrants evidenced by such temporary Warrant Certificates. Until so exchanged, such temporary Warrant Certificates shall be entitled to the same benefits under this Warrant Agreement as definitive Warrant Certificates [in registered form].

                                  ARTICLE II

               WARRANT PRICE, DURATION AND EXERCISE OF WARRANTS

          SECTION 2.01.  Warrant Price.  On __________, 19__, the exercise price
                         -------------
of each Warrant will be ____________. During the period from _____________, 19__ through and including _____________, 19__, the exercise price of each warrant Will be _____ plus ______ [accrued amortization of the original issue discount] [accrued interest] from ___________, 19__. On _____________, 19__ the exercise price of each Warrant will be ________. During the period from ___________, 19__ through and including ______________, 19__, the exercise price of each Warrant will be _____ plus [accrued amortization of the original issue discount] [accrued interest] from _____________, 19__. [In each case, the original issue discount will be amortized at a ___% annual rate, computed on an annual basis using the "interest" method and using a 360-day year consisting of twelve 30-day months]. Such exercise price of Warrant Securities is referred to in this Agreement as the "Warrant Price". [The original issue discount for each principal amount of Warrant Securities is ___________].

          SECTION 2.02.  Duration of Warrants.  Subject to Section 4.03(b), each
                         --------------------
Warrant may be exercised [in whole but not in part] [in whole or in part] [at any time, as specified herein, on or after [the date thereof] [_____________, 19__] and at or before [time, location] on _____________, 19__ (each day during such period may hereinafter be referred to as an "Exercise Date")] [on [list of specific dates] (each, an "Exercise Date")], or such later date as the Company may designate by notice to the Warrant Agent and the Holders of Warrant Certificates [in registered form and to the beneficial owners of the Global Warrant Certificate] (the "Expiration Date"). Each Warrant not exercised at or before [time, location] on the Expiration Date shall become void, and all rights of the Holder [and any beneficial owners] of the Warrant Certificate evidencing such Warrant under this Agreement shall cease.

          SECTION 2.03.  Exercise of Warrants.  [With respect to Warrants
                         --------------------
evidenced by Warrant Certificates in registered form, during] [During] the period specified in Section 2.02, any whole number of Warrants may be exercised by providing certain information as set forth on the reverse side of the Warrant Certificates evidencing such Warrants and by paying in full [in lawful money of the United States of America] [in applicable currency] [in cash] [by certified check or official bank check or by bank wire transfer, in each case,] [by bank wire transfer] [in immediately available funds,] the Warrant Price for each Warrant exercised (plus accrued interest, if any, on the Warrant Securities to be issued upon exercise of such Warrant from and including the Interest Payment Date (as defined in the Indenture), if any, in respect of such Warrant Securities immediately preceding the Exercise Date to and including the Exercise Date (unless the Exercise Date is after the Regular Record Date (as defined in the Indenture), if any, for such Interest Payment Date, but on or before the immediately succeeding Interest Payment Date for such Warrant Securities, in which event no such accrued interest shall be payable)) to the Warrant Agent at its corporate trust office at [address] [or at _____________], provided that such exercise is subject to receipt within five business days of such [payment] [wire transfer] by the Warrant Agent of the Warrant Certificate evidencing each Warrant exercised with the form of election to purchase Warrant Securities set forth on the reverse side of the Warrant Certificate properly completed and duly executed.

          [With respect to Warrants evidenced by the Global Warrant Certificate, during the period specified in Section 2.02, any whole number of Warrants may be exercised by the Holder by presentation to the Warrant Agent at its office at [address located outside the United States [and the United Kingdom]], at or prior to [time], on any day on which the Warrants are exercisable, of (i) the Global Warrant Certificate (or written confirmation reasonably satisfactory to the Warrant Agent that the Global Warrant Certificate is held by the Euro-clear Operator and CEDEL and will be duly endorsed to reflect the exercise of Warrants by the Euro-clear Operator and CEDEL), (ii) a duly executed certification from the Euro-clear Operator or CEDEL, as the case may be, substantially in the form set forth in Exhibit C hereto and (iii) payment in full [in lawful money of the United States of America] [in applicable currency] [in cash] [by certified check or official bank check or by bank wire transfer, in each case,] [by bank wire transfer] [in immediately available funds,] of the Warrant Price for each Warrant exercised (plus accrued interest, if any, on the Warrant Securities to be issued upon exercise of such Warrant from and including the Interest Payment Date, if any, in respect of such Warrant Securities immediately preceding the Exercise Date to and including the Exercise Date (unless the Exercise Date is after the Regular Record Date, if any, for such Interest Payment Date, but on or before the immediately succeeding Interest Payment Date for such Warrant Securities, in which event no such accrued interest shall be payable in respect of Warrant Securities to be issued in registered form)). Notwithstanding the foregoing, the Holder may exercise Warrants as aforesaid on the Expiration Date at any time prior to [time] in [city of Warrant Agent's office]. Any Warrants exercised as set forth in this paragraph shall be deemed exercised at the [country] office of the Warrant Agent.]

          [The Warrant Agent shall retain each certificate received by it from the Euro-clear Operator or CEDEL through the Expiration Date (or such earlier date by which all of the Warrants may have been exercised or cancelled) and thereafter shall dispose of them or deliver them to the Company pursuant to the instructions of the Company.]

          [The delivery to the Warrant Agent by the Euro-clear Operator or CEDEL of any certification referred to above may be relied upon by the Company, the Warrant Agent and the Trustee as conclusive evidence that a corresponding certificate or certificates substantially in the form of

Exhibit D hereto has or have been delivered to the Euro-clear Operator or CEDEL, as the case may be.]

          [The Company will maintain in [location] (or in such other city [in western Europe] as the Company may deem advisable), until the right to exercise the Warrants shall expire or be earlier cancelled as hereinafter provided, an agency where the Global Warrant Certificate may be presented for exercise of the Warrants represented thereby and notices and demands to or upon the Company in respect of the Warrants or of this Agreement may be made.]

          The date on which payment in full of the Warrant Price (plus any such accrued interest) is received by the Warrant Agent shall, subject to receipt of the Warrant Certificate [in registered form or, as the case may be, the Global Warrant Certificate and the certification of the Euro-clear Operator or CEDEL] as aforesaid, be deemed to be the date on which the Warrant is exercised. The Warrant Agent shall deposit all funds received by it in payment for the exercise of Warrants in an account of the Company maintained with it (or in such other account as may be designated by the Company) and shall advise the Company, by telephone or by facsimile transmission or other form of electronic communication available to both parties, at the end of each day on which a payment for the exercise of Warrants is received of the amount so deposited to its account. The Warrant Agent shall promptly confirm such advice to the Company in writing.

          If a day on which Warrants may be exercised in the city in which such Warrants are to be exercised shall be a Saturday or Sunday or a day on which banking institutions in such city are authorized or required to be closed, then, notwithstanding any other provision of this Agreement or the Warrant Certificate evidencing such Warrants, but subject to the limitation that no Warrant may be exercised after the Expiration Date, the Warrants shall be exercisable on the next succeeding day which in such city is not a Saturday or Sunday or a day on which banking institutions in such city are authorized or required to be closed.

          The Warrant Agent shall, from time to time, as promptly as practicable, advise the Company [and][,] the Trustee [and the Common Depositary at [both] its London [and location] office[s]] in writing [(which, in the case of exercised Warrants represented by the Global Warrant Certificate, shall be tested telex with appropriate answerback received,)] of (i) the number of Warrants exercised, (ii) the instructions of each Holder of the Warrant Certificates [in registered form] evidencing such Warrants [or of the Euro-clear Operator or CEDEL, as the case may be,] with respect to delivery of the Warrant Securities to be issued upon such exercise, (iii) delivery of any Warrant Certificates [in registered form] evidencing the balance, if any, of the Warrants remaining after such exercise, and (iv) such other information as the Company or the Trustee shall reasonably require. [In addition, in the case of exercised Warrants evidenced by the Global Warrant Certificate, the Warrant Agent shall, as promptly as practicable, endorse, or cause the Common Depositary, [location] office, or one of the Warrant Agent's agents to endorse, Schedule A annexed to the Global Warrant Certificate to reflect the exercise of such Warrants and, if applicable, return the Global Warrant Certificate to the Common Depositary or to its order.]

          As soon as practicable after the exercise of any Warrant [evidenced by a Warrant Certificate in registered form], but subject to receipt by the Warrant Agent of the Warrant Certificate evidencing such Warrant as provided in this Section, the Company shall issue, pursuant to the Indenture, in authorized denominations to or upon the order of the Holder of the Warrant Certificate evidencing each Warrant, the Warrant Securities to which such Holder is entitled, in fully registered form, registered in such name or names as may be directed by such Holder. If fewer than all of the Warrants evidenced by such Warrant Certificate are exercised, the Company shall execute, and an authorized officer of the Warrant Agent shall manually countersign and deliver, a new Warrant Certificate [in registered form] evidencing the number of such Warrants remaining unexercised.

          [As soon as practicable after the exercise of any Warrant evidenced by the Global Warrant Certificate, but, in the case of any Warrant Securities to be issued in bearer form as provided in this sentence, on the date of the applicable certification of the Euro-clear Operator or CEDEL referred to in the second paragraph of this Section 2.03, the Company shall issue, pursuant to the Indenture, the Warrant Securities issuable upon such exercise, in authorized denominations (i) in fully registered form, registered in such name or names as may be directed by the Euro-clear Operator or CEDEL, as the case may be, to or upon order of the Euro-clear Operator or CEDEL, as the case may be, or
(ii) in bearer form to the Common Depositary to be held for the account of the Euro-clear Operator or CEDEL, as the case may be; provided, however, that no
                                                  --------  -------
Warrant Security in bearer form shall be mailed or otherwise delivered to any location in the United States of America, its territories or possessions or areas subject to its jurisdiction or the Commonwealth of Puerto Rico.]

          The Company shall not be required to pay any stamp or other tax or other governmental charge required to be paid in connection with any transfer involved in the issuance of the Warrant Securities, and in the event that any such transfer is involved, the Company shall not be required to issue or deliver any Warrant Security until such tax or other charge shall have been paid or it has been established to the Company's satisfaction that no such tax or other charge is due.

                                  ARTICLE III

                      OTHER PROVISIONS RELATING TO RIGHTS
                      OF HOLDERS OF WARRANT CERTIFICATES

          SECTION 3.01.  No Rights as Warrant Securityholder Conferred by
                         ------------------------------------------------
Warrants or Warrant Certificates.  No Warrant Certificate or Warrant evidenced
--------------------------------
thereby shall entitle the Holder or any beneficial owner thereof to any of the rights of a holder or beneficial owner of Warrant Securities, including, without limitation, the right to receive the payment of principal of (premium, if any) or interest, if any, on Warrant Securities or to enforce any of the covenants in the Indenture.

          SECTION 3.02.  Lost, Mutilated, Stolen or Destroyed Warrant
                         --------------------------------------------
Certificates.  Upon receipt by the Warrant Agent of evidence reasonably
------------
satisfactory to it and the Company of the ownership of and the loss, mutilation, theft or destruction of any Warrant Certificate and of such security or indemnity as may be required by the Company and the Warrant Agent to hold each of them and any agent of them harmless and, in the case of mutilation of a Warrant Certificate, upon surrender thereof to the Warrant Agent for cancellation, then, in the absence of notice to the Company or the Warrant Agent that such Warrant Certificate has been acquired by a bona fide purchaser, the Company shall execute, and an authorized officer of the Warrant Agent shall manually countersign and deliver, in exchange for or in lieu of the lost, mutilated, stolen or destroyed Warrant Certificate, a new Warrant Certificate of the same tenor and evidencing a like number of Warrants[; provided, however, that any Global Warrant Certificate shall be so delivered
--------  -------
only to the Common Depositary]. Upon the issuance of any new Warrant Certificate under this Section, the Company may require the payment of a sum sufficient to cover any stamp or other tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Warrant Agent) in connection therewith. Every substitute Warrant Certificate executed and delivered pursuant to this Section in lieu of any lost, mutilated, stolen or destroyed Warrant Certificate shall represent an additional contractual obligation of the Company, whether or not the lost, stolen or destroyed Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to the benefits of this Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder. The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement of lost, mutilated, stolen or destroyed Warrant Certificates.

          SECTION 3.03.  Enforcement of Rights.  Notwithstanding any of the
                         ---------------------
provisions of this Agreement, any Holder of a Warrant Certificate [in registered form or the beneficial owner of any Warrant evidenced by the Global Warrant Certificate], without the consent of [the Common Depositary,] the Warrant Agent, the Trustee, the holder of any Offered Securities or the Holder of any other Warrant Certificate, may, in its own behalf and for its own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, or otherwise in respect of, its right to exercise its Warrants in the manner provided in its Warrant Certificate [or the Global Warrant Certificate, as the case may be,] and in this Agreement. [Neither the Company nor the Warrant Agent shall be required to treat any person as a beneficial owner of any Warrant evidenced by the Global Warrant Certificate unless such person is so certified as such a beneficial owner by the Euro-clear Operator or CEDEL.]

          SECTION 3.04.  Merger, Consolidation, Conveyance or Transfer.  (a) If
                         ---------------------------------------------
at any time there shall be a merger or consolidation of the Company or a conveyance or transfer of its property and assets substantially as an entirety as permitted under the Indenture, then in any such event the successor or assuming corporation referred to therein shall succeed to and be substituted for the Company, with the same effect, subject to the Indenture, as if it had been named herein and in the Warrant Certificates as the Company; the Company shall thereupon, except in the case of a transfer by way of lease, be relieved of any further obligation hereunder and under the Warrants and the Warrant Certificates, and the Company as the predecessor corporation, except in the case of a transfer by way of lease, may thereupon or at any time thereafter be dissolved, wound up or liquidated. Such successor or assuming corporation may thereupon cause to be signed, and may issue either in its own name or in the name of the Company, Warrant Certificates evidencing any or all of the Warrants issuable hereunder which theretofore shall not have been signed by the Company, and may execute and deliver Warrant Securities in its own name pursuant to the Indenture, in fulfillment of its obligations to deliver Warrant Securities upon exercise of the Warrants. All the Warrants so issued shall in all respects have the same legal rank and benefit under this Agreement as the Warrants theretofore or thereafter issued in accordance with the terms of this Agreement as though all of such Warrants had been issued at the date of the execution hereof. In any case of any such merger, consolidation, conveyance or transfer, such changes in phraseology and form (but not in substance) may be made in the Warrant Certificates representing the warrants thereafter to be issued as may be appropriate.

          (b) The Warrant Agent may receive a written opinion of legal counsel (who shall be acceptable to the Warrant Agent) as conclusive evidence that any such merger, consolidation, conveyance or transfer complies with the provisions of this Section and the Indenture.

                                  ARTICLE IV

                             EXCHANGE AND TRANSFER

          SECTION 4.01.  Exchange and Transfer.  (a)  Upon surrender at the
                         ---------------------
corporate trust office of the Warrant Agent at [address] [or __________], Warrant Certificates [in registered form] evidencing Warrants may be exchanged for Warrant Certificates [in registered form] in other authorized denominations evidencing such Warrants or the transfer thereof may be registered in whole or in part; provided, however, that such other Warrant Certificates
         --------  -------
shall evidence the same aggregate number of Warrants as the Warrant Certificates so surrendered.

          (b) The Warrant Agent shall keep, at its corporate trust office at [address] [and at ______________], books in which, subject to such reasonable regulations as it may prescribe, it shall register Warrant Certificates [in registered form] and exchanges and transfers of outstanding Warrant Certificates [in registered form] upon surrender of such Warrant Certificates to the Warrant Agent at its corporate trust office at [address] or [_______________] for exchange or registration of transfer, properly endorsed [or accompanied by appropriate instruments of registration of transfer and written instructions for transfer, all in form satisfactory to the Company and the Warrant Agent.]

          (c) No service charge shall be made for any exchange or registration of transfer of Warrant Certificates [in registered form], but the Company may require payment of a sum sufficient to cover any stamp or other tax or other governmental charge that may be imposed in connection with any such exchange or registration of transfer.

          (d) Whenever any Warrant Certificates [in registered form], are so surrendered for exchange or registration of transfer, an authorized officer of the Warrant Agent shall manually countersign and deliver to the person or persons entitled thereto a Warrant Certificate or Warrant Certificates [in registered form], duly authorized and executed by the Company, as so requested. The Warrant Agent shall not effect any exchange or registration of transfer which will result in the issuance of a Warrant Certificate [in registered form], evidencing a fraction of a Warrant or a number of full Warrants and a fraction of a Warrant.

          (e) All Warrant Certificates [in registered form], issued upon any exchange or registration of transfer of Warrant Certificates shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Warrant Certificates surrendered for such exchange or registration or transfer.

          SECTION 4.02.  Treatment of Holders of Warrant Certificates.  [With
                         --------------------------------------------
respect to the Global Warrant Certificate, the Holder thereof may be treated by the Company, the Warrant Agent and all other persons dealing with such Holder as the absolute owner thereof for any purpose and as the person entitled to exercise the rights represented by the Warrants evidenced thereby, any notice to the contrary notwithstanding.] [With respect to Warrant Certificates in registered form, each] [Each] Holder of a Warrant Certificate, by accepting the same, consents and agrees with the Company, the Warrant Agent and every subsequent Holder of such Warrant Certificate that until the transfer of such Warrant Certificate is registered on the books of such Warrant Agent, the Company and the Warrant Agent may treat the registered Holder of such Warrant Certificate as the absolute owner thereof for any purpose and as the person entitled to exercise the rights represented by the Warrants evidenced thereby, any notice to the contrary notwithstanding.

          SECTION 4.03.  Cancellation of Warrant Certificates.  (a)  Any Warrant
                         ------------------------------------
Certificate surrendered for exchange or registration of transfer or exercise of the Warrants evidenced thereby shall, if surrendered to the Company, be delivered to the Warrant Agent, and all Warrant Certificates surrendered or so delivered to the Warrant Agent shall be promptly cancelled by the Warrant Agent and shall not be reissued and, except as expressly permitted by this Agreement, no Warrant Certificate shall be issued hereunder in exchange therefor or in lieu thereof. The Warrant Agent shall cause all cancelled Warrant Certificates to be destroyed and shall deliver a certificate of such destruction to the Company.

          (b) If the Company notifies the Trustee of its election to redeem [, as a whole but not in part,] the Warrant Securities pursuant to the Indenture or the terms thereof, the Company may elect, and shall give notice to the Warrant Agent of its election, to cancel the unexercised Warrants, the Warrant Certificates and the rights evidenced thereby. Promptly after receipt of such notice by the Warrant Agent, the Company shall, or, at the Company's request, the Warrant Agent shall in the name of and at the expense of the Company, give notice of such cancellation to the Holders of the Warrant Certificates [in registered form and to the beneficial owners of the Global Warrant Certificate (except that such notice shall be required to be published only once)], such notice to be so given not less than 30 nor more than 60 days prior to the date fixed for the redemption of the Warrant Securities pursuant to Indenture or the terms thereof. The unexercised Warrants, the Warrant Certificates and the rights evidenced thereby shall be cancelled and become void on the 15th day prior to such date fixed for redemption.

                                   ARTICLE V

                         CONCERNING THE WARRANT AGENT

          SECTION 5.01.  Warrant Agent.  The Company hereby appoints __________
                         -------------
as Warrant Agent of the Company in respect of the Warrants and the Warrant Certificates upon the terms and subject to the conditions herein and in the Warrant Certificates set forth; and __________ hereby accepts such appointment. The Warrant Agent shall have the powers and authority granted to and conferred upon it in the Warrant Certificates and herein and such further powers and authority to act on behalf of the Company as the Company may hereafter grant to or confer upon it. All of the terms and provisions with respect to such powers and authority contained in the Warrant Certificates are subject to and governed by the terms and provisions hereof.

          SECTION 5.02.  Conditions of Warrant Agent's Obligations.  The Warrant
                         -----------------------------------------
Agent accepts its obligations herein set forth upon the terms and conditions hereof, including the following, to all of which the Company agrees and to all of which the rights hereunder of the Holders from time to time of the Warrant Certificates shall be subject:

          (a)  Compensation and Indemnification.  The Company agrees promptly to
               --------------------------------
pay the Warrant Agent the compensation to be agreed upon with the Company for all services rendered by the Warrant Agent and to reimburse the Warrant Agent for reasonable out-of-pocket expenses (including reasonable attorneys' fees) incurred by the Warrant Agent without negligence, bad faith or breach of this Agreement on its part in connection with the services rendered hereunder by the Warrant Agent. The Company also agrees to indemnify the Warrant Agent for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Warrant Agent, arising out of or in connection with its acting as Warrant Agent hereunder, as well as the reasonable costs and expenses of defending against any claim of such liability.

          (b)  Agent for the Company.  In acting under this Agreement and in
               ---------------------
connection with the Warrants and the Warrant Certificates, the Warrant Agent is acting solely as agent of the Company and does not assume any obligation or relationship of agency or trust for or with any of the Holders of Warrant Certificates or beneficial owners of Warrants.

          (c)  Counsel.  The Warrant Agent may consult with counsel satisfactory
               -------
to it in its reasonable judgment, and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice of such counsel.

          (d)  Documents.  The Warrant Agent shall be protected and shall incur
               ---------
no liability for or in respect of any action taken or thing suffered by it in reliance upon any Warrant Certificate, notice, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper parties.

          (e)  Certain Transactions.  The Warrant Agent, and its officers,
               --------------------
directors and employees, may become the owner of, or acquire any interest in, Warrants, with the same rights that it or they would have if it were not the Warrant Agent hereunder, and, to the extent permitted by applicable law, it or they may engage or be interested in any financial or other transaction with the Company and may act on, or as depositary, trustee or agent for, any committee or body of holders of Warrant Securities or other obligations of the Company as freely as if it were not the Warrant Agent hereunder. Nothing in this Warrant Agreement shall be deemed to prevent the Warrant Agent from acting as Trustee under the Indenture.

          (f)  No Liability for Interest.  The Warrant Agent shall have no
               -------------------------
liability for interest on any monies at any time received by it pursuant to any of the provisions of this Agreement or of the Warrant Certificates.

          (g)  No Liability for Invalidity.  The Warrant agent shall not be
               ---------------------------
under any responsibility with respect to the validity or sufficiency of this Agreement or the execution and delivery hereof (except the due authorization to execute this Agreement and the due execution and delivery hereof by the Warrant Agent) or with respect to the validity or execution of any Warrant Certificates (except its countersignature thereof).

          (h)  No Liability for Recitals.  The recitals contained herein shall
               -------------------------
be taken as the statements of the Company and the Warrant Agent assumes no liability for the correctness of the same.

          (i)  No Implied Obligations.  The Warrant Agent shall be obligated to
               ----------------------
perform only such duties as are herein and in the Warrant Certificates specifically set forth and no implied duties or obligations shall be read into this Agreement or the Warrant Certificates against the Warrant Agent. The Warrant Agent shall not be under any obligation to take any action hereunder which may tend to involve it in any expense or liability, the payment of which within a reasonable time is not, in its reasonable opinion, assured to it. The Warrant Agent shall not be accountable or under any duty or responsibility for the use by the Company of any of the Warrant Certificates countersigned by the Warrant Agent and delivered by it to the Company pursuant to this Agreement or for the application by the Company of the proceeds of the Warrant Certificates. The Warrant Agent shall have no duty or responsibility in case of any default by the Company in the performance of its covenants or agreements contained herein or in the Warrant Certificates or in the case of the receipt of any written demand from a Holder of a Warrant Certificate with respect to such default, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or, except as provided in Section 6.02, to make any demand upon the Company.

          SECTION 5.03.  Resignation and Appointment of Successor.  (a) The
                         ----------------------------------------
Company agrees, for the benefit of the Holders from time to time of the Warrant Certificates, that there shall at all times be a Warrant Agent hereunder until all the Warrants have been exercised or are no longer exercisable.

          (b) The Warrant Agent may at any time resign as such by giving written notice of its resignation to the Company, specifying the desired date on which its resignation shall become effective; provided, however, that such date
                                              --------  -------
shall be not less than 90 days after the date on which such notice is given unless the Company agrees to accept shorter notice. Upon receiving such notice of resignation, the Company shall promptly appoint a successor Warrant Agent (which shall be a bank or trust company in good standing, authorized under the laws of the jurisdiction of its organization to exercise corporate trust powers) by written instrument in duplicate signed on behalf of the Company, one copy of which shall be delivered to the resigning Warrant Agent and one copy to the successor Warrant Agent. The Company may, at any time and for any reason, remove the Warrant Agent and appoint a successor Warrant Agent (qualified as aforesaid) by written instrument in duplicate signed on behalf of the Company and specifying such removal and the date when it is intended to become effective, one copy of which shall be delivered to the Warrant Agent being removed and one copy to the successor Warrant Agent. Any resignation or removal of the Warrant Agent and any appointment of a successor Warrant Agent shall become effective upon acceptance of appointment by the successor Warrant Agent as provided in this subsection
(b). In the event a successor Warrant Agent has not been appointed and accepted its duties within 90 days of the Warrant Agent's notice of resignation, the Warrant Agent may apply to any court of competent jurisdiction for the designation of a successor Warrant Agent. Upon its resignation or removal, the Warrant Agent shall be entitled to the payment by the Company of the compensation and to the reimbursement of all reasonable out-of-pocket expenses (including reasonable attorneys' fees) incurred by it hereunder as agreed to in
Section 5.02(a).

          (c) The Company shall remove the Warrant Agent and appoint a successor Warrant Agent if the Warrant Agent (i) shall become incapable of acting, (ii) shall be adjudged bankrupt or insolvent, (iii) shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, (iv) shall consent to, or shall have had entered against it a court order for, any such relief or to the appointment of or taking possession by any such official in any involuntary case or other proceedings commenced against it, (v) shall make a general assignment for the benefit of creditors or (vi) shall fail generally to pay its debts as they become due. Upon the appointment as aforesaid of a successor Warrant Agent and acceptance by it of such appointment, the predecessor Warrant Agent shall, if not previously disqualified by operation of law, cease to be Warrant Agent hereunder.

          (d) Any successor Warrant Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and the Company an instrument accepting such appointment hereunder, and thereupon such successor Warrant Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, immunities, duties and obligations of such predecessor with like effect as if originally named as Warrant Agent hereunder, and such predecessor shall thereupon become obligated to transfer, deliver and pay over, and such successor Warrant Agent shall be entitled to receive, all monies, securities and other property on deposit with or held by such predecessor as Warrant Agent hereunder.

          (e) Any corporation into which the Warrant Agent hereunder may be merged or converted or any corporation with which the Warrant Agent may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Warrant Agent shall be a party, or any corporation to which the Warrant Agent shall sell or otherwise transfer all or substantially all the assets and business of the Warrant Agent, provided that it shall be qualified as aforesaid, shall be the successor Warrant Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                                  ARTICLE VI

                                 MISCELLANEOUS

          SECTION 6.01.  Amendment.  This Agreement and the terms of the
                         ---------
Warrants and the Warrant Certificates may be amended by the parties hereto, without the consent of the Holder of any Warrant Certificate or the beneficial owner of any Warrant, for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective or inconsistent provision contained herein or in the Warrant Certificates, or making any other provisions with respect to matters or questions arising under this Agreement as the Company and the Warrant Agent may deem necessary or desirable, provided that such action
                                                   --------
shall not affect adversely the interests of the Holders of the Warrant Certificates or the beneficial owners of Warrants in any material respect.

          SECTION 6.02.  Notices and Demands to the Company and Warrant Agent.
                         ----------------------------------------------------
If the Warrant Agent shall receive any notice or demand addressed to the Company by the Holder of a Warrant Certificate pursuant to the provisions of the Warrant Certificates, the Warrant Agent shall promptly forward such notice or demand to the Company.

          SECTION 6.03.  Addresses.  Any communication from the Company to the
                         ---------
Warrant Agent with respect to this Agreement shall be addressed to __________________, Attention: ________________, and any communication from the
Warrant Agent to the Company with respect to this Agreement shall be addressed to Fortune Brands, Inc., 1700 East Putnam Avenue, Old Greenwich, Connecticut 06870-0811, Attention: Treasurer (or such other address as shall be specified in writing by the Warrant Agent or by the Company).

          SECTION 6.04.  Applicable Law.  The validity, interpretation and
                         --------------
performance of this Agreement and each Warrant Certificate issued hereunder and of the respective terms and provisions hereof and thereof shall be governed by, and construed in accordance with, the laws of the State of New York.

          SECTION 6.05.  Delivery of Prospectus.  The Company will furnish to
                         ----------------------
the Warrant Agent sufficient copies of a prospectus relating to the Warrant Securities deliverable upon exercise of Warrants (the "Prospectus"), and the Warrant Agent agrees that upon the exercise of any Warrant, the Warrant Agent will deliver to the Holder of the Warrant Certificate evidencing such Warrant, prior to or concurrently with the delivery of the Warrant Securities issued upon such exercise, a Prospectus. The Warrant Agent shall not, by reason of any such delivery, assume any responsibility for the accuracy or adequacy of such Prospectus.

          SECTION 6.06.  Obtaining of Governmental Approval.  The Company will
                         ----------------------------------
from time to time take all action which may be necessary to obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities and securities acts filings under United States federal and state laws (including without limitation a registration statement in respect of the Warrants and Warrant Securities under the Securities Act of 1933), which may be or become requisite in connection with the issuance, sale, transfer and delivery of the Warrant Certificates, the exercise of the Warrants, the issuance, sale, transfer and delivery of the Warrant Securities issued upon exercise of the Warrants or upon the expiration of the period during which the Warrants are exercisable.

          SECTION 6.07.  Persons Having Rights Under Warrant Agreement.  [Except
                         ---------------------------------------------
as otherwise provided in Section 3.03, nothing] [Nothing] in this Agreement shall give to any person other than the Company, the Warrant Agent and the Holders of the Warrant Certificates any right, remedy or claim under or by reason of this Agreement.

          SECTION 6.08.  Headings.  The descriptive headings of the several
                         --------
Articles and Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

          SECTION 6.09.  Counterparts.  This Agreement may be executed in any
                         ------------
number of counterparts, each of which as so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

          SECTION 6.10.  Inspection of Agreement.  A copy of this Agreement
                         -----------------------
shall be available at all reasonable times at the principal corporate trust office of the Warrant Agent for inspection by the Holder of any Warrant Certificate. The Warrant Agent may require such Holder to submit his Warrant Certificate for inspection by it.

          SECTION 6.11.  Notices to Holders of Warrants.  Any notice to Holders
                         ------------------------------
of Warrants evidenced by Warrant Certificates [in registered form] which by any provisions of this Warrant Agreement is required or permitted to be given shall be given by first class mail prepaid at such Holder's address as it appears on the books of the Warrant Agent. [Any notice to beneficial owners of Warrants evidenced by the Global Warrant Certificate which by any provisions of this Warrant Agreement is required or permitted to be given shall be given in the manner provided with respect to Warrant Securities in bearer form in Section
1.06 of the Indenture].

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the date first above written.

                                             FORTUNE BRANDS, INC.

[SEAL]                                       By________________________

                                               Name:
                                               Title:
Attest:


__________________________________
Name:
Title:

                                             [WARRANT AGENT]

[SEAL]                                       By________________________

                                               Name:
                                               Title:
Attest:


__________________________________
Name:
Title:

                                                                       Exhibit A
                                                                       ---------


               FORM OF WARRANT CERTIFICATE [IN REGISTERED FORM]
                         [Face of Warrant Certificate]

               EXERCISABLE ONLY IF COUNTERSIGNED BY THE WARRANT

                           AGENT AS PROVIDED HEREIN

                             FORTUNE BRANDS, INC.

                             WARRANTS TO PURCHASE
                         [Title of Warrant Securities]

VOID AFTER 5:00 P.M., NEW YORK CITY TIME, ON          , 19

No.___                                                          _______ Warrants

          This certifies that                           or registered assigns
(the "Registered Holder") is the registered owner of the above indicated number of Warrants, each Warrant entitling such owner to purchase, at any time [after
5:00 P.M., New York City time, on            , 19   and] on or before 5:00 P.M.,
New York City time, on            , 19  ,            principal amount of [Title
of Warrant Securities] (the "Warrant Securities") of Fortune Brands, Inc. (the "Company") issued and to be issued under the Indenture (as hereinafter defined),
on the following basis: [on            , 19   the exercise price of each Warrant
will be            ; during the period from          , 19   through and
including            ,19  , the exercise price of each Warrant will be     plus
[accrued amortization of the original issue discount] [accrued interest] from
, 19   ; on            , 19   the exercise price of each Warrant will be
; during the period from 19   through and including           , 19  , the
exercise price of each Warrant will be       plus [accrued amortization of the
original issue discount] [accrued interest] from 19   [; in each case, the
original issue discount will be amortized at a    % annual rate, computed on an
annual basis using the "interest" method and using a 360-day year consisting of twelve 30-day months] (the "Warrant Price"). [The original issue discount for
each principal amount of Warrant Securities is           .] The Registered
Holder may exercise the Warrants evidenced hereby by providing certain information set forth on the back hereof and by paying in full, [in lawful money of the United States of America] [in applicable currency] [in cash] [by certified check or official bank check or by bank wire transfer, in each case,] [by bank wire transfer] [in immediately available funds,] the Warrant Price for each Warrant exercised (plus accrued interest, if any, on the

Warrant Securities to be issued upon exercise of such Warrant from and including the Interest Payment Date (as defined in the Indenture), if any, in respect of such Warrant Securities immediately preceding the Exercise Date to and including the Exercise Date (unless the Exercise Date is after the Regular Record Date (as defined in the Indenture), if any, for such Interest Payment Date, but on or before the immediately succeeding Interest Payment Date for such Warrant Securities, in which event no such accrued interest shall be payable)) to the Warrant Agent (as hereinafter defined) and by surrendering this Warrant Certificate, with the form of election to purchase on the reverse hereof completed and duly executed, at the corporate trust office of [name of Warrant
Agent], or its successor, as warrant agent (the "Warrant Agent"), [or      ]
currently at the address specified on the reverse hereof, and upon compliance with and subject to the conditions set forth herein and in the Warrant Agreement (as hereinafter defined).

          Any whole number of Warrants evidenced by this Warrant Certificate may be exercised to purchase Warrant Securities in fully registered form in denominations of ____ and any integral multiples thereof. Upon any exercise of fewer than all of the Warrants evidenced by this Warrant Certificate, there shall be issued to the Registered Holder hereof a new Warrant Certificate in registered form evidencing the number of Warrants remaining unexercised.

          This Warrant Certificate is issued under and in accordance with the Warrant Agreement dated as of _______________ 19__ (the "Warrant Agreement") between the Company and the Warrant Agent and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Registered Holder consents by acceptance hereof. Copies of the Warrant Agreement are on file at the above-mentioned office of the Warrant Agent
[and at          ].

          The Warrant Securities to be issued and delivered upon the exercise of the Warrants evidenced by this Warrant Certificate will be issued under and in
accordance with an Indenture dated as of [           ], 1999, as amended (the
"Indenture"), between the Company and [The Chase Manhattan Bank], as Trustee (the "Trustee"), and will be subject to the terms and provisions contained in the Indenture. Copies of the Indenture and the form of the Warrant Securities are
on file at the corporate trust office of the Trustee [and at        ].

          This Warrant Certificate may be transferred when surrendered at the
corporate trust office of the Warrant Agent [or            ] by the Registered
Holder or its assigns, in person or by an attorney duly authorized in writing, in the manner and subject to the limitations provided in the Warrant Agreement.

          After countersignature by the Warrant Agent and prior to the expiration of this Warrant Certificate, this Warrant Certificate may be
exchanged at the corporate trust office of the Warrant Agent [or            ]
for Warrant Certificates in registered form representing the same aggregate number of Warrants.

          This Warrant Certificate shall not entitle the Registered Holder hereof to any of the rights of a holder of the Warrant Securities, including, without limitation, the right to receive payments of principal of (premium, if any) or interest, if any, on the Warrant Securities or to enforce any of the covenants of the Indenture.

          This Warrant Certificate shall not be valid or obligatory for any purpose until countersigned by the Warrant Agent.

Dated as of            , 19   .

                                        FORTUNE BRANDS, INC.


[SEAL]                                  By_____________________________

                                          Name:
                                          Title:
Attest:


__________________________

Countersigned:

__________________________
     As Warrant Agent

By________________________
     Authorized Signature

                       [Reverse of Warrant Certificate]
                     Instructions for Exercise of Warrant

          To exercise the Warrants evidenced hereby, the Registered Holder must pay in full [in lawful money of the United States of America] [in applicable currency] [in cash] [by certified check or official bank check or by bank wire transfer, in each case,] [by bank wire transfer] [in immediately available funds,] the Warrant Price for Warrants exercised (plus any accrued interest as specified in this Warrant Certificate) to [insert name of Warrant Agent] [corporate trust department] [insert address of Warrant Agent], Attn:
[or          ], which [payment] [wire transfer] must specify the name of the
Registered Holder and the number of Warrants exercised by such Registered Holder. In addition, the Registered Holder must complete the information required below and present this Warrant Certificate in person or by mail (certified or registered mail is recommended) to the Warrant Agent at the appropriate address set forth below. This Warrant Certificate, completed and duly executed, must be received by the Warrant Agent within five business days of the [payment] [wire transfer].

          To be Executed Upon Exercise of Warrant

          The undersigned hereby irrevocably elects to exercise ________ Warrants, evidenced by this Warrant Certificate, to purchase principal amount of the [Title of Warrant Securities] (the "Warrant Securities") of Fortune Brands, Inc. and represents that he has tendered payment for such Warrant Securities [in lawful money of the United States of America) [in applicable currency] [in cash] [by certified check or official bank check or by bank wire transfer, in each case,] [by bank wire transfer] [in immediately available funds] to the order of Fortune Brands, Inc., c/o [insert name and address of Warrant Agent], in the amount of _____ in accordance with the terms hereof. The undersigned requests that said principal amount of Warrant Securities be in registered form in the authorized denominations, registered in such names and delivered all as specified in accordance with the instructions set forth below.

          If the number of Warrants exercised is fewer than all of the Warrants evidenced hereby, the undersigned requests that a new Warrant Certificate representing the remaining Warrants evidenced hereby be issued in registered form and delivered either to the undersigned or as otherwise specified in the instructions below.

Dated_____________________              Name _____________________
                                                  (Please Print)


__________________________
(Insert Social Security                 Address __________________
or Other Identifying
Number of Holder)                               __________________

                                        Signature ________________

          The Warrants evidenced hereby may be exercised at the following addresses:

          By hand at _____________________________________________

                     _____________________________________________

                     _____________________________________________

                     _____________________________________________

          By mail at _____________________________________________

                     _____________________________________________

                     _____________________________________________

                     _____________________________________________


          [Instructions as to delivery of Warrant Securities and, if applicable, Warrant Certificates evidencing unexercised Warrants - complete as appropriate.]

                                  Assignment

          (Form of Assignment to be Executed if Holder
       Desires to Transfer Warrants Evidenced Hereby)

          FOR VALUE RECEIVED             hereby sells, assigns and transfers
unto



                                   Please insert social security
                                   or other identifying number
                                   -------------------------------

                                   ________________________________

___________________________________________________________________
(Please print name and address including zip code)


___________________________________________________________________________
the Warrants represented by the within Warrant Certificate and does hereby irrevocably constitute and appoint ______________________ Attorney, to transfer said Warrant Certificate on the books of the Warrant Agent with full power of substitution in the premises.

Dated:                                  _________________________________
                                                  Signature
                                        (Signature must conform in all respects
                                        to name of Registered Holder as
                                        specified on the face of this Warrant
                                        Certificate and must bear a signature
                                        guarantee by a bank, trust company or
                                        member broker of the New York, Midwest
                                        or Pacific Stock Exchange).

Signature Guaranteed

_________________________

                                                                       Exhibit B
                                                                       ---------
                                                                        [alone]

                 [DELETE THIS EXHIBIT IF WARRANT CERTIFICATES
                   IN ONLY REGISTERED FORM ARE TO BE ISSUED]

              [FORM OF GLOBAL WARRANT CERTIFICATE IN BEARER FORM]
                     [Face of Global Warrant Certificate]

               EXERCISABLE ONLY IF COUNTERSIGNED BY THE WARRANT
                           AGENT AS PROVIDED HEREIN

                             FORTUNE BRANDS, INC.

               GLOBAL WARRANT CERTIFICATE REPRESENTING _________
                    WARRANTS TO PURCHASE OF UP TO ________
               PRINCIPAL AMOUNT OF [Title of Warrant Securities]

                    VOID AFTER [TIME], ON          , 19   .

          This Global Warrant Certificate evidences warrants (the "Warrants") representing the right to purchase, subject to the terms and conditions hereof and of the Debt Warrant Agreement referred to below, at any time [after [time] on ___________ 19___, and] on or before the [time] in [location] on __________, 19___, up to _________ aggregate principal amount of [Title of Warrant Securities] (the "Warrant Securities") of Fortune Brands, Inc. (the "Company") issued and to be issued under the Indenture (as hereinafter defined), on the following basis: on _________, 19__ the exercise price of each Warrant will be __________; during the period from ___________, 19___ through and including
_______, 19___, the exercise price of each Warrant will be _____ plus [accrued amortization of the original issue discount] [accrued interest] from _____________, 19___; on _____________, 19___ the exercise price of each Warrant will be _____________; during the period from ___________, 19___ through and including ___________, 19___, the exercise price of each Warrant will be ___________ plus [accrued amortization of the original issue discount] [accrued interest] from ____________, 19___ [; in each case, the original issue discount will be amortized at a ___% annual rate, computed on an annual basis using the "interest" method and using a 360-day year consisting of twelve 30-day months] (the "Warrant Price"). [The original issue discount for each ____ principal amount of Warrant Securities is ____________.] Beneficial owners of Warrants represented by this Global Warrant Certificate may cause such Warrants to be exercised only by transmitting by tested telex or by delivering or causing to be delivered to Morgan Guaranty Trust Company of New York, Brussels office (or any successor), as operator of the Euro-clear System (the "Euro-clear Operator"), in Brussels, Belgium, or to Centrale de Livraison de Valeurs Mobilieres S.A. ("CEDEL") in Luxembourg, a warrant exercise notice, substantially in the form attached as Exhibit D to the Debt Warrant Agreement referred to below (the "Warrant Exercise Notice"), copies of which will be available from the Euro-clear Operator or CEDEL or from [name of Warrant Agent], or its successor as warrant agent (the "Warrant Agent") under the Debt Warrant Agreement (the "Debt Warrant Agreement") dated as of __________, 19___ between the Company and the Warrant Agent. The Warrant Exercise Notice shall specify, among other things, the aggregate principal amount of Warrant Securities to be purchased on exercise of the Warrants, the account number or numbers on the records of the Euro-clear Operator or CEDEL to which the Warrants being exercised are credited, the account number to be debited for the Warrant Price of each Warrant being exercised (plus accrued interest, if any, on the Warrant Securities to be issued upon exercise of such Warrant from and including the Interest Payment Date (as defined in the Indenture), if any, in respect of such Warrant Securities immediately preceding the Exercise Date to and including the Exercise Date (unless the Exercise Date is after the Regular Record Date (as defined in the Indenture), if any, for such Interest Payment Date, but on or before the immediately succeeding Interest Payment Date for such Warrant Securities, in which event no such accrued interest shall be payable in respect of Warrant Securities to be issued in registered form)) the account number to which the Warrant Securities issued on exercise of the Warrants are to be credited and the form in which Warrant Securities are to be issued. A Warrant Exercise Notice must be received by the Euro-clear Operator or CEDEL prior to [time] (Brussels or Luxembourg time, as the case may be) on the business day next preceding the Exercise Date (as defined in such Warrant Exercise Notice). The delivery to the Euro-clear Operator or CEDEL, as the case may be, of a Warrant Exercise Notice shall constitute an irrevocable election to purchase the aggregate principal amount of Warrant Securities specified therein.

          Any whole number of Warrants evidenced by this Global Warrant Certificate may be exercised to purchase Warrant Securities in bearer or registered form in denominations of [____ or ____], in the case of Warrant Securities in bearer form, and of _______ and any integral multiple thereof, in the case of Warrant Securities in registered form; provided, however, that no Warrant Security in
                               --------  -------
bearer form shall be mailed or otherwise delivered to any location in the United States of America, its territories or possessions or areas subject to its jurisdiction or the Commonwealth of Puerto Rico (the "United States").

          The Warrants evidenced by this Global Warrant Certificate, this Global Warrant Certificate and the rights evidenced hereby may be cancelled in the manner and under the circumstances described in the Debt Warrant Agreement. Notice of cancellation of the Warrants evidenced by this Global Warrant Certificate, this Global Warrant Certificate and the rights evidenced hereby shall be given by publication in the manner described in the Debt Warrant Agreement.

          This Global Warrant Certificate is issued under and in accordance with the Debt Warrant Agreement between the Company and the Warrant Agent and is subject to the terms and provisions contained in the Debt Warrant Agreement, to all of which terms and provisions the holder hereof consents by acceptance hereof. Copies of the Debt Warrant Agreement are on file at the above-mentioned office of the Warrant Agent [and at ___________].

          The Warrant Securities to be issued and delivered upon the exercise of the Warrants evidenced by this Global Warrant Certificate will be issued under
and in accordance with an Indenture dated as of [           ], 1999, as amended
(the "Indenture"), between the Company and [The Chase Manhattan Bank], as Trustee (the "Trustee"), and will be subject to the terms and provisions contained in the Indenture. Copies of the Indenture and the form of the Warrant Securities are on file at the corporate trust office of the Trustee [and at ____________].

          The Global Warrant Certificate, and all rights hereunder, may be transferred by delivery, and the Company and the Warrant Agent may treat the holder hereof as the owner for all purposes.

          The Global Warrant Certificate shall not entitle the Holder hereof to any of the rights of a holder of the Warrant Securities, including, without limitation, the right to receive payments of principal of, premium, if any, or interest, if any, on the Warrant Securities or to enforce any of the covenants of the Indenture.

          This Global Warrant Certificate shall not be valid or obligatory for any purpose until countersigned by the Warrant Agent.

Dated as of ____________, 19__.

                                   FORTUNE BRANDS, INC.

                                   By

Attest:


__________________________

Countersigned:


__________________________
   As Warrant Agent

By________________________
    Authorized Signature

                                  Schedule A

                (additional continuation sheets may be attached
                                 if required)

                             Exercises of Warrants

The following exercises of a portion of this Global Warrant Certificate for Warrant Securities have been made:

             Number of Warrants     Remaining Number of
Date of      Exercised for          Warrants Following      Notation
Exercise     Warrant Securities     Such Exercise           Made By:
--------     ------------------     -------------------     --------
--------     ------------------     -------------------     --------
--------     ------------------     -------------------     --------
--------     ------------------     -------------------     --------
--------     ------------------     -------------------     --------
--------     ------------------     -------------------     --------
--------     ------------------     -------------------     --------
--------     ------------------     -------------------     --------
--------     ------------------     -------------------     --------
--------     ------------------     -------------------     --------
--------     ------------------     -------------------     --------
--------     ------------------     -------------------     --------
--------     ------------------     -------------------     --------
--------     ------------------     -------------------     --------
--------     ------------------     -------------------     --------
--------     ------------------     -------------------     --------
--------     ------------------     -------------------     --------

             Number of Warrants     Remaining Number of
Date of      Exercised for          Warrants Following      Notation
Exercise     Warrant Securities     Such Exercise           Made By:
--------     ------------------     -------------------     --------
--------     ------------------     -------------------     --------
--------     ------------------     -------------------     --------
--------     ------------------     -------------------     --------
--------     ------------------     -------------------     --------
--------     ------------------     -------------------     --------
--------     ------------------     -------------------     --------
--------     ------------------     -------------------     --------
--------     ------------------     -------------------     --------
--------     ------------------     -------------------     --------
--------     ------------------     -------------------     --------
--------     ------------------     -------------------     --------
--------     ------------------     -------------------     --------
--------     ------------------     -------------------     --------
--------     ------------------     -------------------     --------
--------     ------------------     -------------------     --------
--------     ------------------     -------------------     --------
--------     ------------------     -------------------     --------
--------     ------------------     -------------------     --------
--------     ------------------     -------------------     --------
--------     ------------------     -------------------     --------

                                                                       EXHIBIT C
                                                                        [alone]

                 [DELETE THIS EXHIBIT IF WARRANT CERTIFICATES
                   IN ONLY REGISTERED FORM ARE TO BE ISSUED]

             [FORM OF CERTIFICATE TO BE DELIVERED TO WARRANT AGENT
                     BY THE EURO-CLEAR OPERATOR OR CEDEL]

                             FORTUNE BRANDS, INC.
                     Warrants (the "Warrants") to Purchase
                         [Title of Warrant Securities]


[Name of Warrant Agent]
[Address]

Dear Sirs:

          The undersigned hereby irrevocably elects to exercise __________________ Warrants to purchase as of _____________________ (the
"Exercise Date") ______ principal amount of the [Title of Warrant Securities] (the "Warrant Securities") of Fortune Brands, Inc. and represents that it has tendered payment for such Warrant Securities [in lawful money of the United States of America] [in applicable currency] [in cash] [by certified check or official bank check or by bank wire transfer, in each case,] [by bank wire transfer] [in immediately available funds] to the order of Fortune Brands, Inc., c/o [insert name and address of Warrant Agent], in the amount of ______ in accordance with the terms hereof and the Debt Warrant Agreement dated as of _________, 19__ between Fortune Brands, Inc. and you (the "Debt Warrant Agreement").

          In connection with the Undersigned's request that you deliver to us any Warrant Securities in bearer form, the undersigned hereby certifies that as of the date hereof, and except as set forth below, the Warrant Securities in bearer form which are to be delivered to the Common Depositary referred to below for our account (i) are being acquired by a person that is not a citizen or resident of the United States, a domestic partnership, a domestic corporation or an estate or trust the income of which is subject to United States Federal income taxation regardless of its source (a "United States person"), (ii) are being acquired by a United States person that is (A) the foreign branch of a United States financial institution (as defined in U.S. Treasury Regulations Section l.165-12(c)(l)(v)(a "financial institution"), purchasing for its own account or for resale, or (B) a United States person acquiring the Warrant Securities through the foreign branch of a financial institution on the date hereof (and in either case (A) or (B), the financial institution hereby agrees to comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are being acquired by a financial institution for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and such financial institution is not acquiring the Warrant Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

          As a clearing organization within the meaning of Section 1.163-5(c)(2)(i)(D)(8) of the regulations promulgated under the Internal Revenue Code of 1986, as amended, the undersigned further certifies that (a) the above certification is based solely on statements received from member organizations appearing in our records (our "Account Holders") in certificates in the form set forth in Exhibit D to the Debt Warrant Agreement and (b) as of the date hereof we have not received any notification from any of our Account Holders to the effect that the statements made by such Account Holders in such certificates are no longer true.

          "United States" means the United States of America, its territories and possessions and areas subject to its jurisdiction and the Commonwealth of Puerto Rico.

          We hereby undertake to notify you immediately by telex if any of the statements of our Account Holders referred to above is not correct at any time on or before the Warrant Securities in bearer form are delivered. We further agree to cause [a confirmation substantially in the form of Exhibit E to the Debt Warrant Agreement and] a copy of the prospectus relating to the Warrant Securities delivered to us as contemplated by Section 6.05 of the Debt Warrant Agreement to be delivered to our Account Holders entitled to such warrant Securities prior to or contemporaneously with our transfer of such Warrant Securities to or to the account of such Account Holders.

          We understand that this Certificate is required in connection with United States laws, tax laws and regulations. We irrevocably authorize you to produce this

Certificate or a copy hereof to any interested party in any administrative or legal proceedings with respect to the matters covered by this Certificate.

          The undersigned requests that said principal amount of Warrant Securities be [in registered form in the authorized denominations, registered in such names and delivered all as specified in accordance with the instructions set forth below] [bearer form in the authorized denominations and delivered to _______, as Common Depositary under the Debt Warrant Agreement, to be held for our account]* [Instructions as to delivery of Warrant Securities to be issued in registered form].

Dated:  _______________, 19__/**/

                              Very truly yours,

                              [MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                              Brussels Office, as operator of the Euro-clear System]/*/

                              By_____________________________________________
                              Title:

                              [CENTRALE DE LIVRAISONS DE VALEURS MOBILIERES
                              S.A.]*

                              By_____________________________________________
                              Title:

___________________
*  Delete inapplicable reference.

** To be dated no earlier than the fifteenth day prior to the certification date.

                                                                       Exhibit D
                                                                         [alone]


                 [DELETE THIS EXHIBIT IF WARRANT CERTIFICATES
                   IN ONLY REGISTERED FORM ARE TO BE ISSUED]

                       [FORM OF WARRANT EXERCISE NOTICE]

Morgan Guaranty Trust Company
  of New York, Brussels Office,
  as operator of the Euro-clear
  System*
[Address]

Centrale de Livraison de
  Valeurs Mobilieres S.A./*/
  [Address]

                             FORTUNE BRANDS, INC.

                     WARRANTS (THE "WARRANTS") TO PURCHASE
                         [Title of Warrant Securities]
                          (the "Warrant Securities")

Dear Sirs:

          We hereby irrevocably elect to exercise ____________ Warrants to purchase _____ (being _____ or an integral multiple thereof) aggregate principal amount of Warrant Securities of Fortune Brands, Inc. (the "Company") on _____________________, 19__ (the "Exercise Date"). The account number(s) on your books in which the Warrants being exercised [and the [Title of Offered Securities] to which such Warrants are attached]/**//*/ are held is (are) _______ __________________. The Warrant Securities to be issued to us on exercise of the Warrants are to be credited to such account, unless otherwise indicated below and shall be in [registered] [bearer]* form in the following authorized denominations: ________________.

We hereby request that you complete a certification in the form required by the Debt Warrant Agreement hereinafter referred to make payment
directly to [                  ], as Warrant Agent (the "Warrant Agent",


/*/  Delete inapplicable reference.

/**/  Delete if dated on or after                    , 19  .

which term shall include its successors as such Warrant Agent), under the Debt Warrant Agreement dated as of [ ] between the Company and the Warrant Agent (the "Debt Warrant Agreement") at or prior to [time] on the Exercise Date, or if the Exercise Date is the last day on which Warrants may be exercised under the Debt Warrant Agreement, prior to [time] in [location] on the Exercise Date, [in lawful money of the United States of America] [in applicable currency] [in cash] [by certified check or official bank check or by bank wire transfer, in each case,] [by bank wire transfer] [in immediately available funds] of _____________, such amount being the Warrant Price (as defined in the Global Warrant Certificate representing the Warrants, as provided in Section 1.02 of the Debt Warrant Agreement) for Warrants exercised (plus any accrued interest as specified in such Global Warrant Certificate) on the Exercise Date, and debit account number ____________ for said amount.

          The undersigned hereby certifies that as of the date hereof, and except as set forth below, the Warrant Securities held by you for our account are being acquired by a person that is not a citizen or resident of the United States, a domestic partnership, a domestic corporation or an estate or trust the income of which is subject to United States Federal income taxation regardless of its source (a "United States person"), (ii) are being acquired by a United States person that is (A) the foreign branch of a United States financial institution (as defined in U.S. Treasury Regulations Section l.165-12(c)(l)(v))(a "financial institution"), purchasing for its own account or for resale, or (B) a United States person who is acquiring the Warrant Securities through the foreign branch of a financial institution on the date hereof (and in either case (A) or (B), the financial institution hereby agrees to comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are being acquired by a financial institution for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and such financial institution is not acquiring the Warrant Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions. If this Certificate is being provided by a clearing organization, it is based on statements provided to it by its member organizations. As used herein, a "clearing organization" is an entity which is in the business of holding obligations for member organizations and transferring obligations among such members by credit or debit to the account of a member without the necessity of physical delivery of the obligation.

          We undertake to advise you immediately by telex if the foregoing statement as to beneficial ownership is not correct on or before the date of delivery of such Warrant Securities as to the entire principal amount of the Warrant Securities to be issuable upon exercise then appearing on your books as being held for our account, and in the absence of any such notification it may be assumed that this Certificate applies as of such date.

          [This Certificate excepts and does not relate to [          ] of such
interest in the above Warrants in respect of which we are not able to certify and as to which we understand exchange and delivery of Warrant Securities cannot be made until we do so certify.]

          We understand that this Certificate is required in connection with certain tax regulations in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this Certificate is or would be relevant, we irrevocably authorize you to produce this Certificate or a copy thereof to any interested party in such proceedings. "United States" means the United States of America, its territories and possessions and areas subject to its jurisdiction and the Commonwealth of Puerto Rico.

Dated:    ______________, l9__/*/


                                             Very truly yours,
                                             [Name and, if appropriate, title]
                                             As, or as agent for, the
                                             beneficial owner(s) of the
                                             interest in the Warrants to which
                                             this Warrant Exercise Notice
                                             relates.

                                             By______________________________
                                               Title:


_____________
/*/ To be dated no earlier than the fifteenth day prior to the certification date.

                                      D-3